As filed with the Securities and Exchange Commission on October 28, 1997

                                                       Registration No. 33-46479
                                                              File No. 811-06602


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      X
                                                                            ---

         Pre-Effective Amendment No.

         Post-Effective Amendment No.   13                                   X

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              X
                                                                            ---

         Amendment No.  16                                                   X

                       THE PREFERRED GROUP OF MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                              411 Hamilton Boulevard
                           Peoria, Illinois 61602
               (Address of Principal Executive Offices) (Zip Code)
                  Registrant's Telephone Number: (309) 675-4999

                     Name and Address of Agent for Service:

                               Ronald R. Rossmann
                       THE PREFERRED GROUP OF MUTUAL FUNDS
                              100 N.E. Adams Street
                           Peoria, Illinois 61629-5330

                                    Copy to:
                              J.B. Kittredge, Esq.
                                  Ropes & Gray
                             One International Place
                              Boston, MA 02110-2624

It is proposed that this filing will become effective:
     Immediately upon filing pursuant to paragraph (b),
X    On November 1, 1997 pursuant to paragraph (b),
     60 days after filing pursuant to paragraph (a)(1), On _______________ pursuant to paragraph (a)(1), 75 days after filing pursuant to paragraph (a)(2), or On _______________ pursuant to paragraph (a)(2), of Rule 485.

If appropriate, check the following box:

__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.




                       THE PREFERRED GROUP OF MUTUAL FUNDS

                              CROSS-REFERENCE SHEET
                           ITEMS REQUIRED BY FORM N-1A

PART A

ITEM NO.                   ITEM CAPTION                                PROSPECTUS CAPTION

1.                         Cover Page                                  COVER PAGE

2.                         Synopsis                                    SCHEDULE OF FEES; SHAREHOLDER
                                                                       TRANSACTION EXPENSES

3.                         Condensed Financial                         FINANCIAL HIGHLIGHTS
                           Information

4.                         General Description                         INVESTMENT OBJECTIVES
                           of Registrant                               AND POLICIES; GENERAL POLICIES
                                                                       AND RISK CONSIDERATIONS;
                                                                       DESCRIPTION OF THE PREFERRED
                                                                       GROUP

5.                         Management of the Fund                      EXPENSES SUMMARY; INVESTMENT
                                                                       OBJECTIVES AND POLICIES;
                                                                       MANAGEMENT OF THE PREFERRED
                                                                       GROUP; BACK COVER

5A.                        Management's Discussion                     (CONTAINED IN REGISTRANT'S
                           of Fund Performance                         ANNUAL REPORT)

6.                         Capital Stock and Other                     DISTRIBUTIONS; HOW
                           Securities                                  TO BUY SHARES; EXCHANGING
                                                                       AND REDEEMING SHARES; TAXES;
                                                                       DESCRIPTION OF THE PREFERRED
                                                                       GROUP

7.                         Purchase of Securities                      OPENING YOUR ACCOUNT; HOW TO
                           Being Offered                               BUY SHARES; EXCHANGING
                                                                       AND REDEEMING SHARES;
                                                                       IMPORTANT INFORMATION ABOUT
                                                                       YOUR ACCOUNT; ADDITIONAL
                                                                       SHAREHOLDER SERVICES;
                                                                       DETERMINATION OF NET ASSET
                                                                       VALUE AND PRICING; BACK COVER


8.                         Redemption or                               EXCHANGING AND
                           Repurchase                                  REDEEMING SHARES

9.                         Pending Legal                               NOT APPLICABLE
                           Proceedings


                                                      -2-




PART B

                                                                       STATEMENT OF ADDITIONAL
ITEM NO.                   ITEM CAPTION                                INFORMATION CAPTION
10.                        Cover Page                                  COVER PAGE

11.                        Table of Contents                           TABLE OF CONTENTS

12.                        General Information                         NOT APPLICABLE
                           and History

13.                        Investment Objectives                       INVESTMENT RESTRICTIONS;
                           and Policies                                OPTIONS AND FUTURES
                                                                       TRANSACTIONS; MISCELLANEOUS
                                                                       INVESTMENT PRACTICES;
                                                                       PORTFOLIO TRANSACTIONS

14.                        Management of the Fund                      MANAGEMENT OF THE TRUST

15.                        Control Persons and                         MANAGEMENT OF THE TRUST
                           Principal Holders
                           of Securities

16.                        Investment Advisory and                     MANAGEMENT OF THE PREFERRED
                           Other Services                              GROUP (PART A); MANAGEMENT OF
                                                                       THE TRUST; OTHER SERVICES

17.                        Brokerage Allocation                        PORTFOLIO TRANSACTIONS
                           and Other Practices

18.                        Capital Stock and Other                     ORGANIZATION AND
                           Securities                                  CAPITALIZATION OF THE
                                                                       TRUST

19.                        Purchase, Redemption                        EXCHANGE PRIVILEGE;
                           and Pricing of                              HOW TO REDEEM; HOW NET
                           Securities Being                            ASSET VALUE IS DETERMINED
                           Offered

20.                        Tax Status                                  TAXES

21.                        Underwriters                                OTHER SERVICES

22.                        Calculation of                              CALCULATION OF YIELD AND
                           Performance Data                            TOTAL RETURN; PERFORMANCE
                                                                       COMPARISONS; PERFORMANCE
                                                                       DATA

23.                        Financial Statements                        FINANCIAL STATEMENTS

                                                      -3-


                                                                     PROSPECTUS
                                                                NOVEMBER 1, 1997

THE PREFERRED GROUP OF MUTUAL FUNDS
1200 First Financial Plaza
411 Hamilton Boulevard
Peoria, Illinois 61602-1104
-------------------------------------------------------------------------------

The Preferred Group of Mutual Funds ("The Preferred Group") is an open-end, diversified series investment company offering eight portfolios ("Funds") with different investment objectives and strategies. Shares of the Funds are offered without a sales charge at net asset value.



PREFERRED GROWTH FUND seeks long-term capital appreciation. The Fund will invest primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies that are experiencing above-average earnings growth.


PREFERRED VALUE FUND seeks capital appreciation and current income. The Fund will invest primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

PREFERRED INTERNATIONAL FUND seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.

PREFERRED SMALL CAP FUND seeks long-term capital appreciation through investments in companies with small equity capitalizations.

PREFERRED ASSET ALLOCATION FUND seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

PREFERRED FIXED INCOME FUND seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND seeks high current income, consistent with preservation of capital, primarily through investment in U.S. Government Securities.

PREFERRED MONEY MARKET FUND seeks the maximum current income believed to be consistent with preser vation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed-income instruments.

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus concisely describes the information which investors should know before investing. Please read this Prospectus carefully and keep it for future reference.


A Statement of Additional Information dated November 1, 1997, as supplemented from time to time, is available free of charge by writing to The Preferred Group, P.O. Box 8320, Boston, MA 02266-8320 or by telephoning 1-800-662-4769.
The Statement, which contains more detailed information about The Preferred Group, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus.


-------------------------------------------------------------------------------
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               FOR MORE INFORMATION ABOUT THE PREFERRED GROUP CALL
                                 1-800-662-GROW.

                                TABLE OF CONTENTS


                                                       Page
                                                    ----------
Schedule of Fund Expenses.........................      1
Financial Highlights..............................      3
Investment Objectives and Policies................      7
     Preferred Growth Fund........................      7
     Preferred Value Fund.........................      8
     Preferred International Fund.................      8
     Preferred Small Cap Fund.....................      9
     Preferred Asset Allocation Fund..............      9
     Preferred Fixed Income Fund..................     11
     Preferred Short-Term
        Government Securities Fund................     12
     Preferred Money Market Fund..................     13
General Policies and Risk Considerations..........     14
Performance Information...........................     19

                                                      Page
                                                   ----------
OPENING YOUR ACCOUNT..............................     21
How to Buy Shares.................................     21
Exchanging and Redeeming Shares...................     22
Important Information About
     Your Account.................................     24
Additional Shareholder Services...................     25
Determination of Net Asset
     Value and Pricing............................     26
Other Information.................................     27
Distributions.....................................     27
Choosing a Distribution Option....................     28
Taxes   ..........................................     28
Statements and Reports............................     29
Management of The Preferred Group.................     30
Description of The Preferred Group................     32
Appendix A........................................     34
Appendix B........................................     36


SCHEDULE OF FUND EXPENSES

                        SHAREHOLDER TRANSACTION EXPENSES
                                   (ALL FUNDS)

Maximum sales load imposed on purchases..........................       NONE
Maximum sales load imposed on reinvested dividends...............       NONE
Exchange fees....................................................       NONE
Maximum contingent deferred sales charge.........................       NONE
Redemption fees..................................................       NONE


                         ANNUAL FUND OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                      GROWTH       VALUE     INTERNATIONAL   SMALL CAP
                                                                      -------      -----      -----------    ---------
Management Fees..................................................      0.75%       0.75%         0.95%          0.75%
Other Expenses...................................................      0.09%       0.10%         0.30%          0.23%
Total Fund Operating Expenses ...................................      0.84%       0.85%         1.25%          0.98%


                                                                                          SHORT-TERM
                                                                     ASSET      FIXED     GOVERNMENT
                                                                  ALLOCATION   INCOME     SECURITIES     MONEY MARKET
                                                                   ---------   -------   -------------  --------------
Management Fees................................................      0.70%      0.50%        0.35%           0.30%
Other Expenses.................................................      0.29%      0.19%        0.28%           0.18%
Total Fund Operating Expenses..................................      0.99%      0.69%        0.63%           0.48%


The purpose of this table is to assist in understanding the various costs and expenses of The Preferred Group that are borne by shareholders. Management Fees for the Small Cap Fund reflect the termination of a voluntary undertaking by Caterpillar Investment Management Ltd. ("CIML") to waive a portion of its Management Fees for such Fund. Actual Management Fees and Total Fund Operating Expenses for the Small Cap Fund for the period ended June 30, 1997 were 0.65% and 0.88% of average net assets, respectively. Management Fees shown for the Fixed Income Fund have been restated to reflect a new management contract with respect to that Fund. For the year ended June 30, 1997, actual Management Fees and Total Fund Operating Expenses for the Fixed Income Fund were 0.55% and 0.74% of average net assets, respectively.


EXAMPLE: Your investment of $1,000 would incur the following expenses assuming 5% annual return and redemption at the end of each period:


FUND                                 1 YEAR      3 YEARS     5 YEARS   10 YEARS
----                                 ------      -------     -------    -------

Growth                                 $9          27          47         104
Value                                   9          27          47         105
International                          13          40          69         151
Small Cap                              10          31          54         120
Asset Allocation                       10          32          55         121
Fixed Income                            7          22          38          86
Short-Term Government Securities        6          20          35          79
Money Market                            5          15          27          60


NOTE: THE FIGURES SHOWN IN THE EXAMPLE ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

FINANCIAL HIGHLIGHTS
The table on the following pages presents financial highlights for The Preferred Group, including certain performance information. This information has been audited and reported on by The Preferred Group's independent accountants, Price Waterhouse LLP, whose report appears in The Preferred Group's Annual Report, which is incorporated by reference in the Statement of Additional Information. The Preferred Group's Annual Report, which contains additional unaudited performance information, is available without charge upon request.

(SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD)


                              INCOME (LOSS) FROM INVESTMENT OPERATIONS                             DISTRIBUTIONS
                     -------------------------------------------------------    -------------------------------------------------
                                                           NET     TOTAL NET                       DISTRIBUTIONS    DISTRIBUTIONS
                     NET ASSET              NET       REALIZED        INCOME     DISTRIBUTIONS         IN EXCESS         FROM NET
                        VALUE,       INVESTMENT            AND   (LOSS) FROM          FROM NET            OF NET         REALIZED
                     BEGINNING           INCOME     UNREALIZED    INVESTMENT        INVESTMENT        INVESTMENT         GAINS ON
                       OF YEAR           (LOSS)    GAIN (LOSS)    OPERATIONS            INCOME            INCOME      INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
 GROWTH
 YEAR ENDED JUNE 30,
 1993                   $10.00            $0.01          $2.42         $2.43           $(0.01)              $  -            $  -
 1994                    12.42             0.01           0.03          0.04                -                  -               -
 1995                    12.46             0.01           4.24          4.25            (0.02)                 -           (0.06)
 1996                    16.63             0.00           2.44          2.44            (0.01)                 -           (0.54)
 1997                    18.52             0.00           4.76          4.76                -                  -           (2.86)


 VALUE
 YEAR ENDED JUNE 30,
 1993                    10.00             0.19           1.44          1.63            (0.11)                 -               -
 1994                    11.52             0.19          (0.12)         0.07            (0.16)                 -           (0.10)
 1995                    11.33             0.21           2.62          2.83            (0.20)                 -           (0.14)
 1996                    13.82             0.20           3.13          3.33            (0.21)                 -           (0.29)
 1997                    16.65             0.19           5.10          5.29            (0.20)                 -           (0.58)


 INTERNATIONAL
 YEAR ENDED JUNE 30,
 1993                    10.00             0.15          (0.53)        (0.38)           (0.03)                 -               -
 1994                     9.59             0.08           2.47          2.55            (0.07)                 -           (0.05)
 1995                    12.02             0.18           0.60          0.78            (0.13)                 -           (0.26)
 1996                    12.24             0.19           1.47          1.66            (0.17)                 -           (0.01)
 1997                    13.72             0.33           2.67          3.00            (0.35)                 -           (0.25)

                                    DISTRIBUTIONS
                           ------------------------------
                           DISTRIBUTIONS                          NET ASSET             TOTAL               NET
                               IN EXCESS                             VALUE,         RETURN AT           ASSETS,
                             OF REALIZED             TOTAL           END OF         NET ASSET            END OF
                                   GAINS     DISTRIBUTIONS             YEAR            VALUE*              YEAR
----------------------------------------------------------------------------------------------------------------
 GROWTH
 YEAR ENDED JUNE 30,
 1993                               $  -           $(0.01)           $12.42            24.25%      $117,706,665
 1994                                  -                 -            12.46             0.34%       171,467,064
 1995                                  -            (0.08)            16.63            34.21%       374,592,700
 1996                                  -            (0.55)            18.52            14.96%       411,688,146
 1997                                  -            (2.86)            20.42            28.57%       455,021,877


 VALUE
 YEAR ENDED JUNE 30,
 1993                                  -            (0.11)            11.52            16.37%       121,511,090
 1994                                  -            (0.26)            11.33             0.60%       121,088,130
 1995                                  -            (0.34)            13.82            25.72%       212,678,363
 1996                                  -            (0.50)            16.65            24.49%       267,581,693
 1997                              (0.02)           (0.80)            21.14            32.62%       373,673,368


 INTERNATIONAL
 YEAR ENDED JUNE 30,
 1993                                  -            (0.03)             9.59            (3.77%)       39,126,841
 1994                                  -            (0.12)            12.02            26.66%        94,933,414
 1995                              (0.17)           (0.56)            12.24             6.70%       118,216,038
 1996                                  -            (0.18)            13.72            13.70%       157,627,409
 1997                                  -            (0.60)            16.12            22.50%       265,292,395


                                              RATIOS TO AVERAGE NET ASSETS
                                      ------------------------------------------
                                                        OPERATING
                                                         EXPENSES            NET
                                                           BEFORE     INVESTMENT          PORTFOLIO          AVERAGE
                                       OPERATING        VOLUNTARY         INCOME           TURNOVER        BROKERAGE
                                        EXPENSES           WAIVER         (LOSS)               RATE     COMMISSIONS+
--------------------------------------------------------------------------------------------------------------------
GROWTH
YEAR ENDED JUNE 30,
1993                                       1.00%               -           0.07%             58.12%
1994                                       0.91%               -           0.13%             51.56%
1995                                       0.87%               -           0.13%             55.32%
1996                                       0.86%               -          (0.16%)            75.24%             N/A
1997                                       0.84%               -          (0.13%)            58.31%          $0.060


VALUE
YEAR ENDED JUNE 30,
1993                                      0.96%                -           1.79%             17.77%
1994                                      0.93%                -           1.64%             11.95%
1995                                      0.89%                -           1.95%             29.02%
1996                                      0.85%                -           1.23%             17.04%             N/A
1997                                      0.85%                -           1.06%              7.23%           0.058


INTERNATIONAL
YEAR ENDED JUNE 30,
1993                                      1.60%                -           1.83%             16.21%
1994                                      1.38%                -           1.37%             27.78%
1995                                      1.32%                -           1.65%             29.47%
1996                                      1.31%                -           1.64%             19.61%            N/A
1997                                      1.25%                -           2.66%             13.16%          0.030

*TOTAL RETURN AT NET ASSET VALUE ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

+ FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR TRADES ON WHICH COMMISSIONS ARE CHARGED.

SMALL CAP IS THE ONLY FUND REQUIRED TO DISCLOSE THIS INFORMATION FOR THE FISCAL YEAR ENDED JUNE 30, 1996.


(SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE
PERIOD)

                           INCOME (LOSS) FROM INVESTMENT OPERATIONS                                 DISTRIBUTIONS
                     --------------------------------------------------------     ------------------------------------------------
                                                        NET         TOTAL NET                       DISTRIBUTIONS    DISTRIBUTIONS
                     NET ASSET           NET       REALIZED            INCOME     DISTRIBUTIONS         IN EXCESS         FROM NET
                        VALUE,    INVESTMENT            AND       (LOSS) FROM          FROM NET            OF NET         REALIZED
                     BEGINNING        INCOME      UNREALIZED       INVESTMENT        INVESTMENT        INVESTMENT         GAINS ON
                       OF YEAR        (LOSS)     GAIN (LOSS)       OPERATIONS            INCOME            INCOME      INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP
 PERIOD ENDED JUNE 30, (COMMENCED INVESTMENT OPERATIONS ON NOVEMBER 1, 1995)
 1996+                  $10.00         $0.05          $1.22            $1.27           $(0.02)                 -            $  -
 1997                    11.25          0.06           3.18             3.24            (0.03)                 -           (0.16)

 ASSET ALLOCATION
 YEAR ENDED JUNE 30,
 1993                    10.00          0.34           0.99             1.33            (0.34)                 -           (0.09)
 1994                    10.90          0.30          (0.42)           (0.12)           (0.30)                 -           (0.21)
 1995                    10.27          0.38           1.79             2.17            (0.38)                 -           (0.09)
 1996                    11.97          0.40           1.72             2.12            (0.40)                 -           (0.81)
 1997                    12.88          0.44           2.17             2.61            (0.44)                 -           (0.53)

 FIXED INCOME
 YEAR ENDED JUNE 30,
 1993                    10.00          0.51           0.71             1.22            (0.51)                 -           (0.11)
 1994                    10.60          0.47          (0.50)           (0.03)           (0.47)                 -           (0.14)
 1995                     9.80          0.58           0.50             1.08            (0.58)                 -               -
 1996                    10.30          0.58          (0.16)            0.42            (0.58)                 -           (0.05)
 1997                    10.09          0.64           0.19             0.83            (0.64)                 -           (0.04)

 SHORT-TERM GOVERNMENT SECURITIES
 YEAR ENDED JUNE 30,
 1993                    10.00          0.39           0.23             0.62            (0.39)                 -           (0.15)
 1994                    10.08          0.37          (0.29)            0.08            (0.37)                 -               -
 1995                     9.77          0.51           0.03             0.54            (0.51)                 -               -
 1996                     9.80          0.53          (0.04)            0.49            (0.53)                 -               -
 1997                     9.76          0.53           0.02             0.55            (0.53)                 -               -

 MONEY MARKET
 YEAR ENDED JUNE 30,
 1993                     1.00          0.03              -             0.03            (0.03)                 -               -
 1994                     1.00          0.03              -             0.03            (0.03)                 -               -
 1995                     1.00          0.05              -             0.05            (0.05)                 -               -
 1996                     1.00          0.05              -             0.05            (0.05)                 -               -
 1997                     1.00          0.05              -             0.05            (0.05)                 -               -

                                          DISTRIBUTIONS
                                 --------------------------------
                                 DISTRIBUTIONS                           NET ASSET             TOTAL               NET
                                     IN EXCESS                              VALUE,         RETURN AT           ASSETS,
                                   BOF REALIZED             TOTAL           END OF         NET ASSET            END OF
                                          GAINS     DISTRIBUTIONS             YEAR          VALUE***              YEAR
----------------------------------------------------------------------------------------------------------------------
 SMALL CAP
 PERIOD ENDED JUNE 30, (COMMENCED INVESTMENT OPERATIONS ON NOVEMBER 1, 1995
 1996+                                     $  -           $(0.02)           $11.25           12.67%*+++    $45,692,712
 1997                                         -            (0.19)            14.30           29.00%*        84,877,805

 ASSET ALLOCATI
 YEAR ENDED JUNE 30,
 1993                                         -            (0.43)            10.90            13.57%        48,420,381
 1994                                         -            (0.51)            10.27            (1.28%)       58,961,139
 1995                                         -            (0.47)            11.97            21.70%        77,745,018
 1996                                         -            (1.21)            12.88            18.23%        96,889,348
 1997                                         -            (0.97)            14.52            21.01%       128,884,756

 FIXED INCOME
 YEAR ENDED JUNE 30,
 1993                                         -            (0.62)            10.60            12.59%        35,889,454
 1994                                     (0.16)           (0.77)             9.80            (0.46%)       45,872,668
 1995                                         -            (0.58)            10.30            11.48%        57,911,899
 1996                                         -            (0.63)            10.09             4.12%       111,184,492
 1997                                         -            (0.68)            10.24             8.39%       140,158,482

 SHORT-TERM GOV
 YEAR ENDED JUNE 30,
 1993                                         -            (0.54)            10.08             6.32%        27,027,485
 1994                                     (0.02)           (0.39)             9.77             0.86%        30,271,535
 1995                                         -            (0.51)             9.80             5.71%        32,121,171
 1996                                         -            (0.53)             9.76             5.10%        51,755,317
 1997                                         -            (0.53)             9.78             5.81%        54,807,409

 MONEY MARKET
 YEAR ENDED JUNE 30,
 1993                                         -            (0.03)             1.00             2.71%*       18,146,496
 1994                                         -            (0.03)             1.00             2.91%*       45,605,598
 1995                                         -            (0.05)             1.00             5.27%*       79,585,753
 1996                                         -            (0.05)             1.00             5.32%*       90,482,435
 1997                                         -            (0.05)             1.00             5.14%       109,682,146


                                              RATIOS TO AVERAGE NET ASSETS
                                      ------------------------------------------
                                                        OPERATING
                                                         EXPENSES            NET
                                                           BEFORE     INVESTMENT          PORTFOLIO          AVERAGE
                                       OPERATING        VOLUNTARY         INCOME           TURNOVER        BROKERAGE
                                        EXPENSES           WAIVER         (LOSS)               RATE     COMMISSIONS+
--------------------------------------------------------------------------------------------------------------------
SMALL CAP
PERIOD ENDED JUNE 30, (COMMENCED INVESTMENT OPERATIONS ON NOVEMBER 1, 1995
1996                                      0.88%**         1.23%**          0.75%**            65.70%          $0.047
1997                                      0.88%           0.98%            0.66%             104.45%           0.048

ASSET ALLOCATION
YEAR ENDED JUNE 30,
1993                                      1.27%              -             3.25%             34.10%
1994                                      1.25%              -             2.76%             24.71%
1995                                      1.11%              -             3.52%             18.27%
1996                                      1.04%              -             3.21%             38.25%             N/A
1997                                      0.99%              -             3.29%             27.73%           0.032

FIXED INCOME
YEAR ENDED JUNE 30,
1993                                      1.05%              -             4.91%           316.06%
1994                                      0.97%              -             4.53%           254.92%
1995                                      0.95%              -             5.94%           330.55%
1996                                      0.93%              -             5.65%           313.51%              N/A
1997                                      0.74%              -             6.32%           105.98%              N/A

SHORT-TERM GOVERNMENT SECURITIES
YEAR ENDED JUNE 30,
1993                                      0.78%              -             3.87%           268.36%
1994                                      0.74%              -             3.75%           134.34%
1995                                      0.71%              -             5.27%           256.44%
1996                                      0.66%              -             5.37%            79.04%              N/A
1997                                      0.63%              -             5.49%           183.73%              N/A

MONEY MARKET
YEAR ENDED JUNE 30,
1993                                      0.80%           0.87%            2.67%             N/A
1994                                      0.53%           0.68%            2.97%             N/A
1995                                      0.39%           0.54%            5.24%             N/A
1996                                      0.49%           0.54%            5.25%             N/A               N/A
1997                                      0.48%              -             5.03%             N/A               N/A


*TOTAL RETURN FOR THE SMALL CAP AND MONEY MARKET FUNDS WOULD HAVE BEEN LOWER IF A PORTION OF THE FEES HAD NOT BEEN CAPPED OR WAIVED BY THE MANAGER.


**ANNUALIZED.

***TOTAL RETURN AT NET ASSET VALUE ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

+ EIGHT-MONTH PERIOD ENDED JUNE 30, 1996.

++ FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR TRADES ON WHICH COMMISSIONS ARE CHARGED.

SMALL CAP IS THE ONLY FUND REQUIRED TO DISCLOSE THIS INFORMATION FOR THE FISCAL YEAR ENDED JUNE 30, 1996.

+++ NOT ANNUALIZED.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective and policies of each Fund are stated below. There is no assurance that any Fund will achieve its objective.

Each Fund (other than the Short Term Government Securities and Money Market Funds) may engage in a variety of transactions involving options and futures contracts and each Fund (other than the Short-Term Government Securities and Money Market Funds) may invest in securities traded principally in securities markets outside the United States. For more information about these and other investment strategies employed by the Funds, see "General Policies and Risk Considerations." Appendix A contains a description of the ratings of the bonds in which the Funds may invest.

Each Fund is managed by Caterpillar Investment Management Ltd. ("CIML"). CIML is responsible for, among other things, providing a continuing investment program for the Funds in accordance with the investment objectives and policies of each Fund. In order to assist it in carrying out its responsibility, CIML has retained various subadvisers to render advisory services to the Funds under the supervision of CIML and The Preferred Group's Board of Trustees. For further information about CIML and the various subadvisers, see "Management of The Preferred Group."

PREFERRED GROWTH FUND

Subadviser:  Jennison Associates Capital Corp. ("Jennison")

Portfolio Manager:  Lulu C. Wang, CFA

Title:  Director, Executive Vice President, Jennison

Last Five Years Experience:  Portfolio Manager at Jennison.

Lulu has managed the Growth Fund since its inception on July 1, 1992.

Education: B.A. - Wellesley College; MBA - Columbia University; Chartered Financial Analyst

The investment objective of the Growth Fund is long-term capital appreciation.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities believed by Jennison to offer the potential for capital appreciation, including stocks of companies that are experiencing above-average earnings growth. When selecting securities for the Fund's portfolio, Jennison will consider a variety of factors, including a company's earnings, historical and expected sales growth, return on assets and equity, financial condition, strength and experience of its management group, research and development practices and marketing strength and capability. The Fund may also invest in other securities, including obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, corporate bonds or short-term debt obligations.

A portion of the Fund's assets may be invested in securities of companies with relatively low equity market capitalizations. These may include securities traded over-the-counter and securities of companies with limited operating histories. Such companies may have more restricted product lines or more limited financial resources than larger, more established companies. For these and other reasons, they may be more severely affected by economic downturns or other adverse developments than are larger, more established companies. Securities of such companies often trade less frequently and in more limited volume, and may be subject to more upside or downside risk than securities of larger, more established companies.

REFERRED VALUE FUND

Subadviser: Oppenheimer Capital ("Oppenheimer")

Portfolio Manager: John G. Lindenthal

Title: Managing Director, Oppenheimer

Last Five Years Experience: Portfolio Manager at Oppenheimer. John has managed the Value Fund since its inception on July 1, 1992.

Education: B.S., MBA - University of Santa Clara

The Value Fund seeks capital appreciation and current income.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities that Oppenheimer believes are undervalued and that offer above-average potential for capital appreciation. Equity securities include common stocks, preferred stocks and securities convertible into common stocks ("convertible securities"). In selecting securities, Oppenheimer analyzes companies that have high return on equity and assets, large undedicated cash flows, significant prospects for dividend growth and reasonable prices in relation to book value. The key considerations in evaluating a security are financial strength of the balance sheet, industrial position, current and future profitability, effectiveness of management and attractive valuation. The Fund may also invest in other securities, including obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, corporate bonds or short-term debt obligations.

PREFERRED INTERNATIONAL FUND

Subadviser:  Mercator Asset Management, L.P.

Portfolio Manager:  Peter F. Spano, CFA

Title:  President, PXS Corp.
        General Partner

Last Five Years Experience: Portfolio Manager at Mercator. Pete has managed the International Fund since its inception on July 1, 1992.

Education: BBA - St. John's University; MBA - Baruch College (City University of New York); Chartered Financial Analyst

The investment objective of the International Fund is long-term capital appreciation.

The International Fund will invest primarily in equity securities traded principally on markets outside the United States, including emerging markets, that Mercator believes are undervalued and offer above-average potential for capital appreciation. Under normal market conditions, at least 65% of the International Fund's total assets will be invested in at least three different countries, not including the United States. The Fund may also purchase corporate bonds and government bonds, including any such securities traded principally in domestic markets. The International Fund may also invest in bankers' acceptances or negotiable bank certificates of deposit issued by United States or foreign banks having outstanding debt rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or, if not so rated, of equivalent quality as determined by Mercator; prime commercial paper issued by companies having an outstanding debt issue rated at least A by Moody's or S&P or rated at least Prime-2 or better by Moody's or A-2 or better by S&P or, if not rated, of comparable quality as determined by Mercator; and high-grade short-term corporate obligations rated at least A by Moody's or S&P.

The securities markets of many nations can be expected to move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on the securities markets of other countries. By investing in a foreign portfolio, the International Fund seeks to reduce the risks associated with investing in the economy of only one country. However, investments in foreign securities involve certain risks. See "General Policies and Risk Considerations -- Risk Factors of Foreign Investments."

PREFERRED SMALL CAP FUND

Portfolio Manager:  Todd M. Sheridan, CFA

Title:  Portfolio Manager, CIML


Last Five Years Experience: Portfolio Manager at CIML since October, 1992. Todd has been involved in the management of the Small Cap Fund since its inception on November 1, 1995.


Education:  B.S.  - University of Illinois; Chartered Financial Analyst

The Small Cap Fund seeks long-term capital appreciation through investments in companies with small equity capitalizations.

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock and other equity securities of small-capitalization issuers (generally defined as companies with equity capitalizations of less than $1 billion). In selecting securities for the Fund, CIML seeks out small-capitalization companies according to a variety of factors, including a company's earnings, price/cash flow ratio, market price to book value, earnings/price ratio and various technical analyses. The Fund may also invest in other securities, including equity securities of large-capitalization issuers, obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, and corporate bonds or short-term debt obligations rated at the time of purchase at least A or Prime-2, respectively, by Moody's or A or A-2, respectively, by S&P or, if not so rated, of equivalent quality as determined by CIML.

Securities of small-capitalization companies may include securities traded over-the-counter and securities of companies with limited operating histories. Such companies may have more restricted product lines or more limited financial resources than larger, more established companies. For these and other reasons, they may be more severely affected by economic downturns or other adverse developments than are larger, more established companies. Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater volatility, than securities of larger, more established companies.

PREFERRED ASSET ALLOCATION FUND

Subadvisers: Mellon Capital Management Corporation ("Mellon") and PanAgora Asset Management, Inc. ("PanAgora")

Portfolio Manager:  Thomas B. Hazuka


Title:  Chief Investment Officer, Mellon


Last Five Years Experience: Portfolio Manager at Mellon. Tom has been involved in the management of the Asset Allocation Fund since its inception on July 1, 1992.

Education: B.S. - Stevens Institute of Technology; MBA - University of Connecticut; Ph.D. - Stanford University

Portfolio Manager:  Edgar E. Peters

Title:  Director of Asset Allocation and Chief Investment Strategist, PanAgora

Last Five Years Experience: Portfolio Manager at PanAgora. Ed has been involved in the management of the Asset Allocation Fund since its inception on July 1, 1992.

Education:  B.S. - Montclair State College; MBA - Rutgers University


The Asset Allocation Fund seeks both capital appreciation and current income. The Fund allocates its assets among stocks, bonds and money market instruments. At the date of this Prospectus, Mellon and PanAgora each manage approximately one-half of the Fund's assets (although these proportions may change due to differential performance), and it is currently expected that all amounts received by the Fund for sales of its shares and all amounts paid by the Fund for redemptions of Fund shares will be split evenly between Mellon and PanAgora. The portion of the Fund's assets invested in stocks, bonds and money market instruments will vary from time to time in light of changes in interest rates and other economic factors. The Fund expects, however, that in the near term it will invest a substantial portion of its assets in each asset class, although the Fund may invest without limit in each asset class.


HOW MELLON MANAGES THE FUND. Mellon allocates the Fund's assets among stocks, bonds and money market instruments based on the expected returns on each of these three asset classes, the risks of each of the asset classes and the correlations among the asset classes. The common stocks in which the Fund may invest are those that from time to time comprise the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The bonds in which the Fund may invest will be limited to long-term U.S. Treasury Bonds. The money market instruments in which the Fund may invest will be limited to short-term investments (i) rated at the time of purchase Prime-1 as determined by Moody's or A-1 as determined by S&P, (ii) unrated securities that Mellon determines to be of comparable quality, and (iii) repurchase agreements with respect to U.S. Government securities. Mellon may also achieve a substantial portion of the Fund's exposure to the stock and bond markets through the use of financial futures and related options. For instance, Mellon may increase the Fund's exposure to stocks by taking long positions in Standard & Poor's 500 Stock Index futures contracts. Similarly, Mellon may increase the Fund's exposure to bonds by taking long positions in futures contracts on U.S. Treasury bonds. The Fund may also engage in a variety of strategies, including the use of futures contracts and related options and investments in asset-backed securities. See "General Policies and Risk Considerations" for more information about these strategies.

HOW PANAGORA MANAGES THE FUND. PanAgora uses a proprietary asset allocation discipline that provides percentage guidelines (the "Guidelines") indicating the mix of holdings among stocks, bonds and money market instruments that may be appropriate at any given time. The Guidelines are established by comparing the expected performance with the current performance for each investment class. The expected performance for each investment class is the performance that PanAgora would ordinarily expect to obtain over a ten-year period from investments in that class, based upon its empirical analysis of the long-term performance of stocks, bonds and money market instruments. The current performance for each investment class is the actual performance for that class during a current period with reference to the following: stocks -- the S&P 500; bonds -- the Shearson Lehman Long Treasury Index; and money market instruments -- the 3-month and 1-year Treasury bills. Leading economic and capital market indicators are also integrated into the process of establishing Guidelines. PanAgora may achieve a substantial portion of the Fund's exposure to the stock and bond markets through the use of financial futures and related options, as described in the preceding paragraph.

In selecting stocks for the Fund, PanAgora will generally purchase a substantial percentage of the stocks comprising the S&P 500 and gives important consideration to diversification and trading liquidity. PanAgora attempts to select stocks which, as a portfolio, have similar investment characteristics, such as industry representation, dividend yield and capitalization, and which have investment performance similar to the stocks comprising the S&P 500. In selecting stocks, PanAgora also gives consideration to the value and growth potential of individual stocks.


With respect to bonds, the Fund invests in highly liquid securities issued by the U.S. Government. All such securities are included in the Lehman Brothers Long Treasury Bond Index. PanAgora generally selects fixed income securities for the Fund to match the Lehman Index in maturity, quality, sector and coupon characteristics. Typically, the average maturity of fixed income securities selected is approximately 10 years, although the Fund may invest in longer or shorter maturities when, in the opinion of PanAgora, investment opportunities warrant.


With respect to money market instruments, the Fund invests in U.S. Government obligations, bank certificates of deposit and time deposits, bankers' acceptances, prime commercial paper, high-grade, short-term corporate obligations and repurchase agreements with respect to these instruments.

PREFERRED FIXED INCOME FUND

Subadviser:  J.P.  Morgan Investment Management Inc. ("Morgan")

Portfolio Manager:  Paul L. Zemsky, CFA

Title:  Managing Director, Morgan

Last Five Years Experience: Portfolio Manager at Morgan. Paul has been involved in the management of the Fixed Income Fund since January 1, 1994.

Education: B.S.E.E. - University of Pennsylvania

The investment objective of the Fixed Income Fund is a high level of current income consistent with investment in a diversified portfolio of debt securities.

Morgan will pursue the Fund's objective by investing the Fund's assets primarily in publicly traded domestic debt securities (e.g., U.S. Treasury and agency obligations, mortgage-backed securiti es and corporate debt securities), as supplemented by investment in other fixed income markets (e.g., corporate private placements, directly-placed mortgage obligations and foreign currency denominated bonds) to increase the potential for higher returns with reduced volatility. Morgan does not seek to achieve the Fund's objective in each portfolio security, but endeavors to manage the portfolio as a whole in such a way as to achieve its objective. Under normal market conditions, at least 65% of the Fund's total assets will be invested in fixed income securities. Pending investment and reinvestment in debt securities and for temporary defensive purposes, Morgan may invest the Fund's assets in money market instruments. Allocations are made among a wide array of market sectors, such as U.S. Treasury and agency obligations, corporate securities, mortgages and mortgage-backed securities, private placement securities and non-U.S. dollar denominated securities, based on the relative attractiveness of such sectors. Following these sector allocations, Morgan will purchase those securities deemed attractively valued in the desired sectors. The Fund may invest in any fixed income security, including preferred stocks.

Under normal market conditions, Morgan will manage the Fund's portfolio subject to the following investment guidelines:

1. Minimum average dollar-weighted credit quality of the portfolio (excluding short-term investments): A by either Moody's or S&P.For purposes of calculating this average credit requirement, instruments that are not rated will be assigned a rating by Morgan.

2. Minimum credit quality for short-term investments at the time of purchase:
   Prime-1 by Moody's or A-1 by S&P.

It is expected that the Fund's portfolio will generally have a duration of no less than three years and no more than seven years (excluding short-term investments). The duration of a fixed income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Fund may invest in any security which is rated, at the time of purchase, at least Baa as determined by Moody's or BBB as determined by S&P, or in any unrated security that Morgan determines to be of comparable quality and, in addition, may invest up to 5% of its total assets in any security which is rated, at the time of purchase, below Baa as determined by Moody's or BBB as determined by S&P, or in any unrated security that Morgan determines to be of comparable quality. Securities rated lower than A by either Moody's or S&P have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities. In the event that the rating of any security held by the Fund falls below its rating at the time of purchase, the Fund will not be obligated to dispose of such security, and may continue to hold the obligation if, in the opinion of Morgan, such investment is considered appropriate in the circumstance. The values of debt securities change as interest rates fluctuate. Investments in lower-quality fixed income securities generally provide greater income than investments in higher-rated securities, but are subject to greater market fluctuations and risks of loss of income and principal than higher-rated securities. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

The Fund's debt securities may include corporate or U.S. Government zero-coupon securities of any maturity, securities such as Government National Mortgage Association ("Ginnie Mae") certificates which represent ownership interests in mortgage pools and securities backed by commercial mortgages, including mortgages on a single property. For additional information about these securities, see "General Policies and Risk Considerations -- Mortgage-Backed Securities, Asset-Backed Securities and Zero-Coupon Securities."

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND


Subadviser:  J.P. Morgan Investment Management Inc. ("Morgan")

Portfolio Manager:  Richard W. Oswald, CPA

Title:  Vice President, Morgan

Last Five Years Experience: Portfolio Manager at Morgan. Richard joined J.P. Morgan in October, 1996, after eight years with CBS, Inc., where he was corporate treasurer and president of CBS's investment subsidiary.

Education: B.A. - University of Toronto; MBA - Rochester Institute of Technology; Certified Public Accountant

The investment objective of the Short-Term Government Securities Fund is high current income, consistent with preservation of capital.

As of the date of this Prospectus, it is expected that a new subadvisory agreement between CIML and Morgan will be submitted for approval of the shareholders of the Short-Term Government Securities Fund. If the new subadvisory agreement is not approved by shareholders, CIML will continue to manage the Fund without any subadviser. Todd M. Sheridan, who previously had primary responsibility for the day-to-day management of the Fund from January 1, 1993, through June 28, 1995, will serve as portfolio manager of the Fund, and this Prospectus will be supplemented.


The Fund will invest primarily in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Certain of these "U.S. Government Securities," such as U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by Ginnie Mae and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations or by the right of the issuer to borrow from the U.S. Treasury. The U.S. Treasury is under no legal obligation, however, to purchase securities or to make loans. Still other U.S. Government Securities are supported only by the credit of the agency, authority or instrumentality itself. Agencies or instrumentalities whose obligations are not backed by the full faith and credit of the U.S. Government include, among others, the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Banks, the Tennessee Valley Authority, the Bank for Cooperatives and the Federal Home Loan Mortgage Corporation. A significant portion of the Fund's portfolio may consist of Ginnie Mae mortgage-backed certificates ("Ginnie Mae Certificates") and other U.S. Government Securities representing ownership interests in mortgage pools. Under normal market conditions, not less than 65% of the Fund's total assets will be invested in U.S. Government Securities and related repurchase agreements. In order to reduce risk, the Fund will maintain an average dollar-weighted portfolio maturity of not more than three years and will typically purchase securities with remaining maturities of less than five years.

U.S. Government Securities do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

The Fund's debt securities may include U.S. Government zero-coupon securities of any maturity and securities such as Ginnie Mae Certificates which represent ownership interests in mortgage pools. For additional information about these securities, see "General Policies and Risk Considerations -- Mortgage-Backed Securities, Asset-Backed Securities and Zero-Coupon Securities."

PREFERRED MONEY MARKET FUND

Subadviser:  J.P.  Morgan Investment Management Inc.

Portfolio Manager:  Robert (Skip) R. Johnson

Title:  Vice President, Morgan

Last Five Years Experience: Portfolio Manager at Morgan. Skip has been involved with the management of the Money Market Fund since its inception on July 1, 1992.

Education:  B.A. - Dartmouth College

The Money Market Fund seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of U.S. dollar-denominated short-term, fixed income instruments which include:

      o short-term U.S. Government Securities;
      o certificates of deposit and bankers' acceptances;
      o prime commercial paper;
      o high-quality, short-term corporate obligations; and
      o repurchase agreements with respect to U.S. Government Securities.

All of the Fund's investments will, at the time of investment, have remaining maturities of 397 days or less. The average dollar-weighted maturity of the Fund's portfolio will be 90 days or less. The Fund's investments are limited to those which, in accordance with standards established by The Preferred Group's Trustees, are believed to present minimal credit risk.

The Money Market Fund may invest up to 100% of its total assets in bank obligations.

For more information about the securities in which the Fund may invest, see "General Policies and Risk Considerations -- Money Market Instruments."

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds that invest in lower-rated securities and securities of longer maturities. Unlike investments which pay a fixed yield for a stated period of time, money market fund yields fluctuate.

GENERAL POLICIES AND RISK CONSIDERATIONS


PORTFOLIO TURNOVER. Portfolio turnover is not a limiting factor with respect to investment decisions. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities, which will be borne directly by the Funds. These transactions may also result in the realization of taxable capital gains. Portfolio turnover rates for the life of the Funds are shown in the section "Financial Highlights."


MONEY MARKET INSTRUMENTS. The money market instruments in which the Money Market Fund may invest include:

          (1)  short-term U.S. Government Securities;


          (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two major rating agencies, or, if rated by only one major agency, in such agency's two highest grades, or unrated but determined to be comparable by the subadviser to the Fund pursuant to procedures approved by The Preferred Group's Trustees. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. The Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankeedollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");


          (3) commercial paper rated in the two highest rating categories by at least two major rating agencies, or, if rated by only one major agency, in such agency's two highest grades, or if not rated, of comparable quality as determined by the subadviser to the Fund pursuant to procedures approved by The Preferred Group's Trustees;

          (4) corporate obligations with an initial maturity in excess of 397 days but a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two major rating agencies, or, if rated by only one major agency, in such agency's highest grade; and

           (5) repurchase agreements with domestic commercial banks or registered broker-dealers. See "Repurchase Agreements."

For temporary defensive purposes, each of the other Funds may also invest all or a portion of its assets in the foregoing kinds of money market instruments, although determinations of the quality of unrated securities may be made by each Fund's subadviser.

Federal law limits the percentage of the Money Market Fund's assets that may be invested in instruments that are not rated in the highest rating category (or that are unrated but determined to be of comparable quality).


OPTIONS AND FUTURES TRANSACTIONS; FOREIGN CURRENCY TRANSACTIONS. Each Fund (except the Short-Term Government Securities Fund and the Money Market Fund) may engage in a variety of transactions involving options and futures contracts, which are commonly known as "derivative securities," for hedging, for dividend accruals and portfolio allocation purposes and not for speculation, as follows:


To increase current return, the Fixed Income Fund may write covered call and covered put options on any security that they are eligible to purchase. For hedging purposes, it may (1) purchase call options on securities it expects to acquire, and put options on securities it holds, and (2) purchase and sell futures contracts on U.S. Government Securities and purchase and write options on such futures contracts.


The Growth, Value, International, Small Cap and Asset Allocation Funds may each:
(1) purchase call and put options, and purchase warrants, on securities that they are eligible to purchase; (2) write covered call and covered put options on such securities; and (3) buy and sell stock index options, stock index futures contracts and options on stock index futures contracts. In addition, the Asset Allocation Fund may purchase and sell futures contracts on U.S. Government Securities and purchase and write options on such futures contracts.

In order to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions, each of the Funds (other than the Short-Term Government Securities and Money Market Funds) may buy or sell foreign currencies or may deal in forward foreign currency contracts; that is, agree to buy or sell a specified currency at a specified price and future date. These Funds may also invest in currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates for a particular currency will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in that currency the Fund intends to purchase. These futures contracts and related options will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by the Funds will be covered. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. Each of the Growth, Value, Small Cap, Asset Allocation and Fixed Income Funds will invest no more than 5% of its assets in foreign currencies, foreign currency forward contracts or foreign currency futures contracts and options on such futures contracts.

Although hedging strategies are intended to reduce fluctuations in a Fund's net asset value, each Fund (other than the Money Market Fund) nonetheless anticipates that its net asset value will fluctuate to some degree. No Fund will engage in options and futures transactions for leveraging purposes.

Appendix B and the Statement of Additional Information contain more information about options and futures contracts and related risks.


RISK FACTORS OF FOREIGN INVESTMENTS. The Money Market Fund may invest all or any portion of its assets in Yankeedollar and Eurodollar obligations and in dollar-denominated commercial paper of foreign issuers. The Growth, Value, Small Cap, Asset Allocation and Fixed Income Funds each may invest without limit in securities of foreign issuers which are traded in domestic securities markets and may invest up to 10% of their respective total assets in securities traded principally in securities markets outside the United States. (Eurodollar certificates of deposit are excluded for purposes of these limitations.)



These investments, as well as investments of the International Fund in securities of foreign issuers or securities principally traded overseas, may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, and certain foreign securities markets may be subject to less governmental supervision than in the United States. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.

The International Fund may also invest in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

A Fund's investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a "regulated investment company" for federal tax purposes.

LOANS OF PORTFOLIO SECURITIES. Each Fund (except the Money Market Fund) may lend its portfolio securities to broker-dealers under contracts calling for collateral in cash, U.S. Government Securities or other high-quality debt securities equal to at least the market value of the securities loaned. Each Fund will continue to benefit from interest on the securities loaned and will also receive either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government Securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail financially.

SHORT SALES. Each Fund (except the Money Market Fund) may from time to time make short sales involving securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Short-Term Government Securities Fund may purchase U.S. Government Securities on a when-issued basis, and may purchase or sell such securities for delayed delivery. All Funds except the Money Market Fund may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time ("forward commitments"). Each of these Funds may also enter into forward commitments to sell securities. Each Fund may simultaneously be obligated with respect to forward commitment purchase and sale contracts and may sell a portfolio security or enter into a forward commitment sale contract (a "dollar-roll transaction") that is coupled with an agreement by the Fund (including a forward commitment) to repurchase a similar, but not identical, security at a later date. When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. No income accrues to the purchaser of such securities prior to delivery.


REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with banks and broker-dealers, which are agreements by which a Fund acquires a security (usually an obligation of the U.S. Government) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Fund to expenses, delays and risks of loss.

MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND ZERO-COUPON SECURITIES. Each of the Funds may invest in mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. As a result of these principal prepayment features, mortgage-backed securities that are U.S. Government Securities are generally more volatile investments than other U.S. Government Securities. Also, although the values of mortgage-backed securities generally fall when interest rates rise, their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature.

CMOs, which are commonly known as "derivatives," are securities backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Commercial mortgage-related securities are generally structured similarly to pass-through securities or to CMOs, although other structures are possible. They may pay fixed or adjustable rates of interest.

Commercial mortgage-related securities have been issued in public or private transactions by a variety of public and private issuers. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-related securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited, and asset-backed securities are subject to prepayment risks similar to those described above for mortgage-backed securities.


The Fixed Income and Short-Term Government Securities Funds may also invest in "zero-coupon" U.S. Government Securities (which are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security) or in certificates representing undivided interests in "stripped" U.S. Government Securities and coupons ("IO/PO Strips"). See "Taxes" for a discussion of the tax consequences of zero-coupon securities. IO/PO Strips are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. Zero-coupon securities and IO/PO Strips tend to be more volatile than other types of U.S. Government Securities. Mortgage-backed IO Strips involve the additional risk of loss of the entire value of the investment if the underlying mortgages are prepaid. IO/PO Strips that are U.S. Government Securities backed by fixed-rate mortgages may be considered liquid securities if so determined by the relevant subadviser pursuant to procedures approved by The Preferred Group's Trustees. All other IO/PO Strips will be considered illiquid. To the extent either Fund invests in IO/PO Strips that are "stripped" by private entities, such securities will not be considered to be U.S. Government Securities.


Zero-coupon securities may be issued by the U.S. Treasury or by a U.S. Government agency, authority or instrumentality (such as the Student Loan Marketing Association or the Resolution Funding Corporation). A Fund is required to accrue and distribute income from zero-coupon securities on a current basis, even though it does not receive that income currently in cash. Thus the Fund may have to sell other investments to obtain cash needed to make income distributions.

ILLIQUID SECURITIES. Each Fund (other than the Money Market Fund) may purchase "illiquid securities," which include securities whose disposition is restricted by the securities laws, so long as no more than a fixed percentage of that Fund's net assets (determined by the SEC to be 15% as of the date of this Prospectus) would be invested in such illiquid securities after giving effect to the purchase. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when CIML or the relevant subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were not subject to restrictions on disposition. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. The Money Market Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities at present are considered to include repurchase agreements maturing in more than seven days, certain IO/PO Strips, over-the-counter options and assets used to "cover" over-the-counter options written by a Fund (to the extent described under "Options and Futures Transactions -- OTC Options" in the Statement of Additional Information).


LIMITING INVESTMENT RISK. Specific investment restrictions help the Funds limit investment risks for their shareholders. These restrictions prohibit:

     o each Fund from investing more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities and repurchase agreements relating thereto), although up to 25% of the total assets of each Fund may be invested without regard to this restriction;*

     o each Fund from investing 25% or more of its total assets in the securities of any one industry, except that the Money Market Fund may invest up to 100% of its assets in certificates of deposit and bankers' acceptances issued by domestic banks (obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign country; issuers of U.S. Government Securities and repurchase agreements relating thereto do not constitute an "industry");* and

     o each Fund from investing more than 5% of its total assets in securities of any issuers if the issuers (or the parties responsible for payment in the case of debt securities), together with any predecessors, have been in operation for less than three years (except CMOs, asset-backed securities, U.S. Government Securities and repurchase agreements relating thereto).


"FUNDAMENTAL" POLICIES. Restrictions marked with an asterisk (*) above are summaries of fundamental policies and therefore may only be changed with the approval of shareholders. See the Statement of Additional Information for the full text of these policies and the Funds' other fundamental policies. Except for any policy explicitly identified as "fundamental," the investment objective and policies of each Fund described in this Prospectus may be changed without shareholder approval. Except as otherwise noted, all percentage investment limitations will be measured at the time a security is purchased and will not be considered violated unless an excess or deficiency exists immediately after and as a result of such purchase. If there is a change in a Fund's investment objective, shareholders shouldconsider whether the Fund remains an appropriate investment in light of their then current financial position and needs.


PERFORMANCE INFORMATION

From time to time The Preferred Group may make available certain information about the performance of some or all of the Funds. Information about a Fund's performance is based on that Fund's record to a recent date and is not intended to indicate future performance.


All Funds may include Total Return data in advertisements or other written material. Total Return for the one, three and five-year periods and for the life of a Fund, each through the most recent calendar quarter, represents the average annual compounded rate of return on an investment of $1,000 in the Fund.

Each of the Asset Allocation, Fixed Income and Short-Term Government Securities Funds may advertise its Yield, accompanied by its Total Return. A Fund's Yield will be computed by dividing the net investment income per share earned during a recent one-month period by the net asset value per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period.


The Money Market Fund may advertise its Yield and Effective Yield. The Money Market Fund's Yield is based upon the income earned by the Fund over a seven-day period and then annualized (i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment). Effective Yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested in Fund shares and thus compounded over the course of a 52-week period. Methods used to calculate advertised yields are standardized for money market funds.


The Preferred Group may also include in its advertising and sales materials editorial comments and performance rankings published by 1) recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., Morningstar, Inc. or IBC's Money Fund Report, and 2) publications of general interest, such as Money, Forbes or Business Week magazines. Performance information may be quoted numerically or may be presented in a graph, table or other illustration. The Preferred Group may also compare the performance of a Fund to that of well-known market indicators.

-------------------------------------------------------------------------------
                              OPENING YOUR ACCOUNT
-------------------------------------------------------------------------------

To open a new account, simply complete and return the New Account Registration Form included with this Prospectus and mail with your check or money order. We must have your correct Social Security or corporate tax identification number and your signature. In order to open an account, you must meet the minimum investment requirements described below.

A completed and signed application is required for each new account you open. Redemptions will not be permitted until your completed application is on file. Purchase orders received by The Preferred Group by 4:00 p.m. (Eastern time) on any regular business day will be processed at that day's net asset value. (See "Determination of Net Asset Value and Pricing.") There are no sales commissions or 12b-1 fees.

All shareholders will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of shares, including the total number of shares owned as of the confirmation date.

If you have questions about the Funds, or require additional assistance with the New Account Registration Form, please call Investor Services at 1-800-662-GROW (1-800-662-4769).

HOW TO BUY SHARES

You can purchase shares of any Fund by using one of the four methods described below.

-----------------------------------------------------------------------------------------------------------------
METHOD              INITIAL INVESTMENT MINIMUM                          ADDITIONAL INVESTMENTS MINIMUM
-----------------------------------------------------------------------------------------------------------------

BY MAIL             $1,000--Regular Account                              $50 for All Accounts
                    $  250--IRAs & Uniform
                           Gifts/Transfers to Minors
                           Accounts
                    $  150--Quarterly Systematic Savings
                           Plan
                    $   50--Monthly Systematic
                           Savings Plan

For new accounts, please mail us your New Account Registration Form and check in the return envelope provided. For additional investments, please mail us your check, write your account number on your check, use the remittance form attached to your confirmation statement, and mail in the return envelope provided. All checks should be made payable to "The Preferred Group (name of Fund)." Third party checks will not be accepted. All purchase requests should be mailed to one of the following addresses:

      Regular Mail:                   Registered, Express or Certified Mail:
      The Preferred Group             The Preferred Group
      P.O. Box 8320                   2 Heritage Drive
      Boston, MA 02266-8320           N. Quincy, MA 02171

Shares of each Fund of The Preferred Group are continuously offered to the public each day the New York Stock Exchange is open.
FOR ALL CHOICES BELOW, PLEASE CALL 1-800-662-GROW

-----------------------------------------------------------------------------------------------------------------
METHOD                     INITIAL INVESTMENT MINIMUM                   ADDITIONAL INVESTMENTS MINIMUM
-----------------------------------------------------------------------------------------------------------------

BY EXCHANGE                $1,000                                       $50
(from another Fund)

The new account will have the same registration as the account from which you are exchanging. For more information about exchanges, see "Exchanging and
Redeeming Shares."
-----------------------------------------------------------------------------------------------------------------
METHOD                     INITIAL INVESTMENT MINIMUM                   ADDITIONAL INVESTMENTS MINIMUM
-----------------------------------------------------------------------------------------------------------------

BY WIRE                    $1,000                                       $1,000

Federal funds should be wired to: State Street Bank & Trust Company, Custody and
Shareholder Services Division, Boston, MA 02110, ABA No. 011000028, DDA:
9904-636-9, The Preferred Group, your name and your Fund/Account Number.

-----------------------------------------------------------------------------------------------------------------
METHOD                     INITIAL INVESTMENT MINIMUM                   ADDITIONAL INVESTMENTS MINIMUM
-----------------------------------------------------------------------------------------------------------------

BY MONEY                   Not Available                                $50
EXPRESS
(Electronic Funds Transfer Option)

You must authorize this service on your account application. The maximum transfer amount is $50,000.

EXCHANGING AND REDEEMING SHARES

Shares may be exchanged or redeemed on the basis of their respective net asset values beginning 10 days after purchase on any day the New York Stock Exchange is open. There are currently no exchange or redemption fees or charges. You may redeem all or a portion of your shares. Please note that an exchange is treated as a redemption and a subsequent purchase. Therefore, you could realize a taxable gain or loss on your transaction. The Preferred Group reserves the right to modify or terminate the exchange privilege at any time. Except as otherwise permitted by SEC regulations, The Preferred Group will give 60 days' advance written notice to shareholders of any termination or material modification of the exchange privilege. The Preferred Group's exchange service is not intended to encourage shareholder speculation on short-term movements in the market. Each Fund reserves the right to restrict exchanges to one purchase and redemption of shares in the same Fund during any 120-day period. The exchange privilege may not be exercised for shares of any Fund which are not qualified or exempt under the securities laws of the state in which the shareholder resides.

HOW TO REDEEM OR EXCHANGE SHARES
-------------------------------------------------------------------------------
METHOD            INSTRUCTIONS
-------------------------------------------------------------------------------

BY MAIL To redeem or exchange shares in writing, send an instruction letter signed by all registered owners, including fiduciary titles, specifying the name on the account and the account number, the Fund name and the number of shares or dollar amount you want to exchange or redeem. For exchanges, mail to the attention of the Fund you are exchanging from and specify the Fund you are exchanging to. We require the signature of all owners exactly as registered. For redemptions over $50,000 we require a signature guarantee.

                  Regular Mail Address:   Express, Registered or Certified Mail:
                  The Preferred Group     The Preferred Group
                  P.O.  Box 8320          2 Heritage Drive
                  Boston, MA 02266-8320   N. Quincy, MA 02171

                  CORPORATIONS, PARTNERSHIPS OR ASSOCIATIONS. The letter of instruction must be accompanied by a resolution. The letter must be signed by at least one individual authorized by resolution to act on the account. The resolution must include a signature guarantee.

                  TRUSTS. The letter of instruction must be signed by the Trustee(s) with a signature guarantee.

                  NOTE: If you want to keep your account open, please maintain a balance of at least $1,000. If you have questions, please call Investor Services at 1-800-662-GROW.
-------------------------------------------------------------------------------
FOR ALL OPTIONS BELOW, CALL INVESTOR SERVICES AT 1-800-662-GROW
-------------------------------------------------------------------------------
BY PHONE If you have authorized Preferred Tele-Services on your account application, exchanges or redemptions can be made between 8:00 a.m. (Eastern time) and the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. (Eastern time).

                  Redemption proceeds can be mailed, wired to your bank or sent by electronic funds transfer. The Preferred Group's bank charges a $10.00 fee for wire redemptions, minimum $100, subject to change without notice. Your bank may also charge you for receiving wires.
-------------------------------------------------------------------------------
BY CHECK If you have authorized the check writing feature on your account application, you may redeem shares in your account provided that the appropriate signatures are on your check. The minimum check amount is $250. There is no charge for this service, and you may write an unlimited number of checks, provided the account minimum of $1,000 per Fund is maintained. Check writing privileges apply to the Money Market and the Short-Term Government Securities Funds ONLY.
-------------------------------------------------------------------------------
BY MONEY          If you have authorized the Preferred Money Express feature on your account application, EXPRESS you may redeem by electronic funds transfer. The maximum redemption amount is $50,000.
-------------------------------------------------------------------------------
BY WIRE If you have authorized the Wire Transfer feature on your account application, you may have your redemption proceeds wired to your bank on the next business day after the redemption is processed. The Preferred Group's bank charges a $10.00 fee for wire redemptions, minimum $100, subject to change without notice. Your bank may also charge you for receiving wires.
-------------------------------------------------------------------------------
The redemption of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays or, if permitted by the rules of the SEC, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the SEC for the protection of investors.

Redemption proceeds are normally paid in cash. However, if you redeem more than $250,000, or 1% of a Fund's net assets, in any 90-day period, the Fund may, at its discretion, pay the difference between the redemption amount and the lesser of those two figures with securities of the Fund. In the event that redemptions are made in securities rather than cash, such securities will be valued using the procedures described under "Determination of Net Asset Value and Pricing." Although The Preferred Group will normally send you payment for your shares the following business day after your request is received in proper form by the Transfer Agent, the transmission of your proceeds may be delayed for up to seven days after your request is received. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate or government check, or bank-fund transfers is generally subject to a 10-day delay to allow the check or transfer to clear. The clearing period does not apply to purchases made by wire, Systematic Savings Plan, or cashier's, treasurer's or certified checks. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent.

IMPORTANT INFORMATION ABOUT YOUR ACCOUNT ACCOUNT BALANCES.

The Preferred Group reserves the right to redeem shares in any account which drops below the minimum initial investment amount of $1,000 due to shareholder redemptions. You will be allowed 60 days to make an additional investment before the account is liquidated. The minimum does not apply to IRAs or other retirement accounts, Uniform Gifts/Transfers to Minors Act accounts, or Systematic Savings Accounts.

BROKER-DEALERS. If you purchase Preferred Group shares through a registered broker-dealer, a bank or other institution, those entities may charge a service fee.

DISTRIBUTION OPTIONS. You can select the distribution option that best suits your needs. See "Choosing a Distribution Option."

NON-U.S. BANK CHECKS. All deposit checks must be drawn on U.S. chartered banks. Checks drawn on foreign banks must be converted to U.S. dollars; in the case of smaller investments, the fee for conversion may be disproportionately high in relation to the value of the investment.


PURCHASES BY CHECK. Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a nonmember bank may take up to 10 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds. Third-party checks will not be accepted.


SHARE CERTIFICATES. When you open your account, you will receive a confirmation indicating your name and account number which will be evidence that you have opened a Preferred Group account. No share certificates will normally be issued.

SIGNATURE GUARANTEES. A signature guarantee verifies the authenticity of your signature and is sometimes required for our mutual protection. When a signature guarantee is required, you should have "Signature Guaranteed" stamped under your signature and guaranteed at a commercial bank (FDIC member), trust company, firm that is a member of a domestic stock exchange, foreign branches of any of the above and certain other financial institutions.

You will need a signature guarantee to: (1) authorize or change certain services after your account is opened; (2) transfer shares to another owner; (3) redeem over $50,000 by written request; (4) redeem or exchange shares when someone who is not a registered owner of the account will receive the proceeds;

(5) send proceeds to an address other than the account address; and (6) pay the proceeds to a corporation, partnership, trust or fiduciary.

TELEPHONE EXCHANGE AND REDEMPTION. The Preferred Group may accept telephone redemption or exchange instructions from any person with respect to accounts of shareholders who elect this service. The Preferred Group will employ reasonable procedures in order to verify that telephone requests for redemptions and exchanges are genuine, including, among others, requiring a form of personal identification prior to acting on telephone instructions, recording telephone instructions and sending written confirmations of the resulting transactions to shareholders. If the Preferred Group did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. The Preferred Group reserves the right to terminate or modify the telephone exchange or telephone redemption service at any time. Except as otherwise permitted by SEC regulations, The Preferred Group will give 60 days' advance written notice to shareholders of any termination or material modification of the telephone exchange or telephone redemption service. During times of severe disruption in the securities markets, the volume of calls may make it difficult to exchange or redeem by telephone, in which case a shareholder may wish to send a written request for exchange or redemption as described under "Exchanging and Redeeming Shares -- By Mail."

ADDITIONAL SHAREHOLDER SERVICES CHECK-WRITING SERVICES

(MONEY MARKET AND SHORT-TERM GOVERNMENT SECURITIES FUNDS ONLY). The minimum check amount is $250. This service is FREE and you may write an unlimited number of checks. You must maintain a minimum $1,000 account balance after your withdrawal. (Remember that redeeming shares from the Short-Term Government Securities Fund will be treated as a capital gain or loss transaction for tax purposes.)

PREFERRED MONEY EXPRESS (ELECTRONIC FUNDS TRANSFER OPTION). This plan allows you to buy or sell shares by transferring money between your Fund account and your account at a bank, savings and loan association or a credit union that is a member of the ACH (Automated Clearing House) system. Preferred Money Express eliminates the expense of wiring funds and the delay of mailing a check. You will need to sign up for Preferred Money Express on your account application.

PREFERRED TELE-SERVICES LINE. You may reach The Preferred Group by calling Preferred Tele-Services at 1-800-662-GROW, 24 hours a day. Between the hours of 8:00 a.m. and 6:00 p.m. (Eastern time) you will reach an Investor Services Representative. If you are calling after 6:00 p.m. (Eastern Time) on a Touch-Tone phone, you will receive instructions on how you can (1) listen to price and yield information and (2) obtain your share balance and account value. If you are calling on a rotary dial phone during normal business hours, you will be connected with an Investor Services Representative. The Preferred Group will record telephone transactions to verify data concerning these transactions.

SYSTEMATIC SAVINGS PLAN. This option allows you to make monthly or quarterly investments automati cally by authorizing us to move $50 or more on the same day each month (or $150 per quarter) from your checking account to any Fund. You will be sent a confirmation statement for each transaction, and a debit will appear on your checking account statement. To change the amount of your systematic savings or to terminate this service, please call Investor Services or write to the address printed on your account statement. Be sure to include your account number.

SYSTEMATIC WITHDRAWAL PLAN. This plan automatically redeems enough shares each month or quarter to provide you with a check, wire or electronic funds transfer to your checking account for a minimum amount of $50 monthly or $150 quarterly. You must maintain a $1,000 minimum account balance after your withdrawal.

TAX-QUALIFIED RETIREMENT PLANS. Tax-deferred individual retirement plans are available. Please call Investor Services for details and the appropriate forms for:


     INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). Any wage earner between 18 and 701/2 years of age can contribute up to $2,000 per tax year. This $2,000 contribution limit is phased out if the wage earner (or the wage earner's spouse) actively participates in an employer-sponsored qualified retirement plan. For married individuals, the annual contribution limit is $2,000 for each spouse, but the couple's aggregate deductible contributions may not exceed the combined compensation of both spouses (reduced by any contributions made to other forms of IRAs -- such as "Roth IRAs").

     ROTH IRAS. Single wage earners with an adjusted gross income of less than $95,000 (and married wage earners who file jointly and have an aggregate adjusted gross income of less than $150,000) can make non-deductible contributions to Roth IRAs of up to $2,000 per year less amounts contributed on behalf of such individuals to other IRAs. The $2,000 contribution limit is phased out for wage earners with adjusted gross incomes that exceed the above amounts. Qualifying distributions from a Roth IRA are tax-free, provided the Roth IRA has been in existence for at least five years.

     EDUCATION IRAS. Additionally, individuals can make non-deductible contributions to Education IRAs of up to $500 per year. Distributions from an Education IRA will be tax-free provided that all contributions to the IRA are made before the beneficiary turns 18 years old and the distributions are used for qualified higher education expenses. The same adjusted gross income limitations that apply for Roth IRAs apply to contributors to Education IRAs, and the annual $500 contribution limit is imposed per beneficiary.


     ROLLOVER IRAS. When a participant of a tax-favored retirement plan receives an eligible rollover distribution of assets, the assets may be "directly transferred" or "directly rolled over" into an IRA. Eligible rollover distributions that are not "directly transferred" to an IRA or other tax-favored retirement plan are subject to tax withholding at a 20% rate. Rollovers can also occur from an existing IRA into a Preferred Group IRA.

     SEP-IRAS. Simplified Employee Pension Plans are arrangements under which employers may contribute directly to an employee's IRA.

In addition, The Preferred Group may be an appropriate investment for 403(b) Plans, 401(k) Plans and Keogh or corporate Profit-Sharing Plans.

DETERMINATION OF NET ASSET VALUE AND PRICING

NET ASSET VALUE PER SHARE (NAV), or share price, for each Fund is normally determined on each day the New York Stock Exchange is open as of the close of regular trading on the Exchange (generally 4:00 p.m. (Eastern time)). Fund share prices (other than the Money Market Fund) can be found daily in most major newspapers' mutual fund listings under the heading "Preferred Group."

PURCHASE SHARE PRICE. If your request is received on a regular business day before 4:00 p.m. (Eastern time) in good order, your shares will be priced at that day's net asset value. Requests received after 4:00 p.m. (Eastern time) will be priced at the next day's net asset value. Requests to purchase shares on other than a regular business day will be priced at the net asset value determined on the next succeeding regular business day. The Preferred Group reserves the right to accept or reject any order for the purchase of Fund shares.

REDEMPTION SHARE PRICE. If your redemption request is received prior to 4:00 p.m. (Eastern time) in good order on a regular business day, your shares will be priced at that day's net asset value.

Redemption proceeds will normally be sent on the following business day. Redemption requests received after 4:00 p.m. (Eastern time) will be processed on the business day following receipt.

EXCHANGE SHARE PRICE. Exchanges are priced in the same manner as purchases and redemptions.

DETERMINATION OF NAV. Each Fund's share price is calculated by dividing the total value of each Fund's assets, minus liabilities, by the total number of shares outstanding. Portfolio securities, options and futures contracts for which market quotations are readily available are valued at market value. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The portfolio investments of the Money Market Fund are valued using the amortized cost method of valuation, in accordance with Rule 2a-7 under the Investment Company Act of 1940. All other securities and assets are valued at their fair value as determined in good faith following procedures approved by the Trustees.

GENERAL. Please note that The Preferred Group does not accept requests which specify a particular date for purchases or redemptions, or which specify any special conditions. We will notify you if your request cannot be accepted and provide additional instructions.

OTHER INFORMATION


The Trust may pay brokerage commissions to brokers that are affiliated with the advisor or subadvisors. Caterpillar Investment Trust 401(k) Plan may be deemed to "control" the Growth, Value, International, Small Cap, Asset Allocation, Short-Term Government Securities and Money Market Funds. Caterpillar Inc. Supplemental Unemployment Benefits Group Insurance Trust A and Caterpillar Group Insurance Trust B may be deemed to "control" the International, Small Cap, Asset Allocation, Fixed Income and Short-Term Government Securities Funds, Preferred Stable Principal Collective Trust and American Banker's Insurance Co. may be deemed to "control" the Fixed Income and Short-Term Government Securities Funds, respectively. In each case the indicated entity owned of record more than 25% of the relevant Fund's outstanding securities as of September 30, 1997.


DISTRIBUTIONS


GENERAL. Dividends will be declared daily and paid monthly for the Fixed Income, Short-Term Government Securities and Money Market Funds. Dividends will be declared and paid quarterly for the Asset Allocation Fund. The Growth, Value, International and Small Cap Funds will declare and pay dividends at least annually. Each Fund pays out as dividends substantially all of its net investment income (which comes from dividends and interest it receives from its investments) and net realized short-term capital gains. For these purposes and for federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from closing purchase and sale transactions with respect to such options, and net gains from futures transactions are treated as short-term capital gains. Each Fund distributes substantially all of its net realized capital gains, if any, at least annually after giving effect to any available capital loss carry-over. The Short-Term Government Fund currently has available capital loss carry-overs. Subject to applicable law, dividends and capital gains distributions may be declared more or less frequently in the discretion of the Trustees.


BUYING A DIVIDEND. On the record date for a distribution, the Fund's share value will be reduced by the amount of the distribution. If you purchase shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

CHOOSING A DISTRIBUTION OPTION

When you fill out your account application, you may select any one of the following distribution options. If you do not specify an option, all of your distributions will be reinvested in additional shares of the relevant Fund. If you choose to change your distribution election, you must notify Investor Services in writing. The address for Investor Services is The Preferred Group, P.O. Box 8320, Boston, MA 02266-8320.

REINVEST OPTION. All dividends and capital gain distributions are reinvested in additional shares. All distributions will be reinvested as of the record date for the distribution and will be paid on the payment date.

CASH DIVIDEND OPTION. All dividends are paid in cash (by check). All capital gains distributions are reinvested in additional Fund shares as of the record date for the distribution and will be paid on the payment date.

ALL CASH OPTION. All dividends and capital gain distributions are paid in cash (by check).

In addition, an option to invest your cash dividends and/or capital gains distributions of a Preferred Group Fund in another Preferred Group Fund is available. Please call Investor Services (1-800-662-GROW) for more information. If it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to you, The Preferred Group will terminate your election to receive dividends and other distributions in cash, and will invest the undeliverable distributions in shares of the relevant Fund. Thereafter, your subsequent dividends and other distributions will be automati cally reinvested in additional shares of the relevant Fund until you notify The Preferred Group in writing of your correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.

TAXES


Each Fund will be treated as a separate taxable entity for federal income tax purposes. Each Fund plans to distribute substantially all of its net investment income and net realized short-term capital gains, if any, to its shareholders. So long as it does so and otherwise satisfies the requirements for being taxed as a regulated investment company, the Fund itself will not be subject to federal income tax on the amounts distributed. Shareholders will receive an annual statement detailing federal tax information about dividends and distributions paid to shareholders during or with respect to the preceding calendar year.

Dividends and any short-term capital gains distributions (that is, distributions derived from net gains from securities held for not more than a year) of the Funds are taxable to the shareholder as ordinary income.

Distributions designated as deriving from net gains on securities held for more than one year but not more that 18 months and from net gains on securities held for more than 18 months are taxable to shareholders as such, regardless of how long a shareholder may have owned shares in the Fund. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. A dividend paid to a shareholder by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November or December of the preceding year.


Dividends derived from interest on certain U.S. Government Securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government Securities (which may constitute a substantial portion of the Short-Term Government Securities Fund's assets) may not be so exempt.

Shareholders should consult their tax advisers as to the possible application of state and local income tax laws to a Fund's dividends and capital gains distributions.


The International Fund may make an election which allows shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns. As a result, the amounts of foreign income taxes paid by the International Fund would be treated as additional income to International Fund shareholders from non-U.S. sources and as foreign taxes paid by International Fund shareholders for purposes of the foreign tax credit. Only shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit. Investors should consult their tax advisers for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations.

Shareholders who are not U.S. citizens or which are foreign corporations may be subject to substantially different tax treatment on distributions.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes a 4% excise tax on the undistributed ordinary income of any Fund that fails to distribute prior to calendar year end virtually all of its ordinary income on a calendar year basis. Capital gain net income realized by each Fund in the one-year period ending October 31 and not distributed during the calendar year is also subject to the 4% excise tax, as is any retained amount from the prior year. It is each Fund's intention to make distributions sufficient to avoid this excise tax.

Current federal tax law requires the holder of a Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, so-called payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payments in cash on the security during the year. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have received in the absence of such transactions.


STATEMENTS AND REPORTS

You will receive a confirmation statement after every transaction that affects the share balance in any of your accounts. By January 31 of each year, The Preferred Group will send you the following reports which may be utilized in completing your U.S. income tax return:

Form 1099 - DIV Reports taxable distributions during the preceding calendar year.

Form 1099 - B Reports redemption proceeds during the preceding calendar year.

Form 1099 - R Reports distributions from IRAs and 403(b) plans during the preceding calendar year.

Each year by the end of February, The Preferred Group will send you a semiannual report that includes unaudited financial statements for the six months ending the preceding December 31, as well as a list of portfolio holdings as of that date.

Each year by the end of August, The Preferred Group will send you an annual report that includes audited financial statements for the fiscal year ending the preceding June 30, as well as a list of portfolio holdings as of that date.

MANAGEMENT OF THE PREFERRED GROUP

GENERAL. The Preferred Group is managed by Caterpillar Investment Management Ltd. (the "Manager"), which provides investment advisory and portfolio management services for The Preferred Group. The Manager also provides executive and other personnel for management of The Preferred Group. Pursuant to The Preferred Group's Agreement and Declaration of Trust, the Trustees supervise the affairs of The Preferred Group as conducted by the Manager.

Prior to November 1, 1996, CIML was paid for its services as manager of the Fixed Income Fund at the annual rate of .65% of such Fund's average net assets. Effective November 1, 1996, CIML's fee with respect to the Fixed Income Fund was reduced to an annual rate equal to the lesser of (i) .50% of the average net assets of the Fixed Income Fund and (ii) the rate at which (A) the excess of (I) the fee paid by the Fixed Income Fund to CIML over (II) the fee paid by CIML to Morgan with respect to the Fixed Income Fund (see below) equals (B) the excess that would have existed under the advisory and subadvisory fee schedules in effect with respect to the Fixed Income Fund prior to November 1, 1996. For more information regarding the fees paid to CIML by the Fixed Income Fund, see the Statement of Additional Information.

The Preferred Group pays all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or The Preferred Group, interest charges, taxes, brokerage commissions, expenses of issuing or redeeming shares, fees and expenses of registering and qualifying The Preferred Group and shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and insurance premiums and professional association dues or assessments.


CIML is a Delaware corporation formed on December 18, 1991. Its principal place of business is 1200 First Financial Plaza, 411 Hamilton Boulevard, Peoria, Illinois 61602-1104. CIML is a wholly-owned subsidiary of Caterpillar Inc., an international manufacturer of machinery and engines and provider of financial products. In addition to managing the Funds, CIML serves as an investment adviser to the Caterpillar Investment Management Ltd. Tax Exempt Group Trust (the "Group Trust"). CIML has advised the Funds since inception and has experience managing portfolios of the Group Trust that are similar to certain of the Funds.

THE SUBADVISERS. In order to assist it in carrying out its responsibilities, CIML has retained various sub advisers to render advisory services to the Funds, under the supervision of CIML and The Preferred Group's Trustees. CIML pays the fees of each of the subadvisers. The fee paid to the subadvisers (other than with respect to the Money Market and the Short-Term Government Securities Funds) is based on the Fund assets managed or advised by such subadviser (the "Fund Assets") together with any other assets managed or advised by the subadviser relating to Caterpillar Inc. or any of its affiliates (other than the Money Market and the Short-Term Government Securities Funds). (The Fund Assets together with such other assets are collectively referred to as the "Combined Assets.") The subadvisory fee is calculated by applying the average quarterly net asset value, as of the last business day of each month in the calendar quarter, of the Combined Assets to the annual rates for each subadviser (other than with respect to the Money Market and the Short-Term Government Securities Funds), as set forth below. This amount is then adjusted based upon the ratio of Fund Assets to Combined Assets. The subadvisory fee paid to Morgan with respect to each of the Money Market and the Short-Term Government Securities Funds is based solely on the average net assets of the relevant Fund.

Oppenheimer is a Delaware general partnership formed on July 1, 1987. Its address is Oppenheimer Tower, World Financial Center, New York, New York 10281. Oppenheimer provides investment advice to individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, businesses and other organizations. For the fiscal year ended June 30, 1997, Oppenheimer was paid at an effective annual rate of 0.28% of the Value Fund's average net assets.

Oppenheimer is a registered investment adviser with approximately $60.9 billion in assets under management as of September 30, 1997. Oppenheimer Financial Corp. ("Opfin") holds a one-third managing general partner interest in Oppenheimer, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Opfin is the sole 1.0% general partner, owns the remaining two-thirds interest in Oppenheimer.

On July 22, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $125 billion in assets under management through various subsidiaries, entered into an Amended and Restated Merger Agreement with Oppenheimer Group, Inc. ("OGI") and its subsidiary Opfin pursuant to which PIMCO Advisors and its affiliate, Thompson Advisory Group, Inc. and its successor ("TAG"), will acquire Opfin's one-third managing general partner interest in Oppenheimer, and Opfin's 1.0% general partnership interest in Oppenheimer Capital, L.P. The proposed transaction is subject to certain conditions being satisfied prior to closing, including the consummation of the sale by OGI and Oppenheimer Equities, Inc. of all of the stock of Oppenheimer Holdings, Inc. and Oppenheimer &Co., Oppenheimer Capital's broker-dealer affiliate, to CIBC Wood Gundy Securities Corp. (the "CIBCSale"), consents from certain lenders, approvals from regulatory authorities, and consents of certain clients of Oppenheimer, including the Fund. Under the terms of the Amended and Restated Merger Agreement, the proposed transaction can take place only if the CIBC sale takes place first. It is currently contemplated that the proposed transaction will be concluded in November 1997.

If the proposed transaction is consummated, it will involve a change in control of Oppenheimer, which will constitute an assignment of, and result in the termination of, the subadvisory agreement between Oppenheimer and Caterpillar Investment Management Ltd. with respect to the Value Fund. The Trustees, including all of the Trustees who are not "interested persons" of the Value Fund, Oppenheimer or PIMCO Advisors, approved and determined to submit to shareholders for approval a new subadvisory agreement identical to the existing subadvisory agreement except as to dates, to take effect upon consummation of the proposed transaction. Holders of a majority of the outstanding voting securities of the Fund have executed a consent approving the new subadvisory agreement.

Jennison provides investment advice to mutual funds, institutional accounts and other entities. Its principal place of business is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly-owned subsidiary of The Prudential Insurance Company of America, a mutual insurance company and a registered investment adviser. For the fiscal year ended June 30, 1997, Jennison was paid at an effective annual rate of 0.25% of the Growth Fund's average net assets.

Mellon, a Delaware corporation, is located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon was founded in 1983 and presently manages over $64.9 billion in funds. Mellon is a wholly-owned, indirect subsidiary of Mellon Bank Corporation, Pittsburgh, Pennsylvania, a bank holding company which engages in the businesses of retail banking, wholesale banking and service products. Mellon serves as an investment adviser and manager for institutional clients. For the fiscal year ended June 30, 1997, Mellon was paid at an effective annual rate of 0.30% of the Asset Allocation Fund's average net assets.

PanAgora's principal place of business is 260 Franklin Street, Boston, Massachusetts 02110. Fifty percent of the outstanding voting stock of PanAgora is owned by each of Nippon Life Insurance Company, a mutual life insurance company, and Lehman Brothers Inc., a brokerage and investment advisory firm. PanAgora currently provides asset allocations indexing and related investment advisory services to a variety of endowment funds, pension accounts, other institutions and investment companies, with total assets under management in excess of $14 billion. For the fiscal year ended June 30, 1997, PanAgora was paid at an effective annual rate of 0.15% of the Asset Allocation Fund's average net assets.

Mercator provides investment advice to mutual funds and other entities. Its principal place of business is 2400 East Commercial Blvd., Ft. Lauderdale, Florida 33308. Mercator Asset Management, L.P. is a Delaware general partnership owned by its executive officers and The Prudential Insurance, a 20% limited partner. For the fiscal year ended June 30, 1997, Mercator was paid at an effective annual rate of 0.55% of the International Fund's average net assets.

Morgan provides investment advice to mutual funds and other entities. Its principal place of business is 522 Fifth Avenue, New York, New York 10036. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, an international financial services corporation. Prior to November 1, 1996, CIML paid Morgan for its subadvisory services with respect to the Fixed Income Fund on the basis of the average net assets of that Fund only, rather than on Combined Assets. In addition, effective November 1, 1996, the subadvisory fee for the Fixed Income Fund was reduced. For more information regarding the fees paid to Morgan, see the Statement of Additional Information. For the fiscal year ended June 30, 1997, Morgan was paid at an effective annual rate of 0.18% of the Fixed Income Fund's average net assets. CIML pays Morgan for its subadvisory services with respect to the Money Market Fund a fee computed and paid quarterly at the annual rate of 0.15% of the average quarterly net assets, as of the last business day of each month in the calendar quarter, of the Money Market Fund. For the fiscal year ended June 30, 1997, Morgan was paid at an effective annual rate of 0.14% of the Money Market Fund's average net assets, reflecting a waiver of less than 0.01%. It is expected that, subject to shareholder approval, Morgan will assume primary responsibility for the day-to-day management of the Short-Term Government Securities Fund on or about November 3, 1997, for which Morgan will receive a subadvisory fee from CIML at the annual rate of 0.20%.


DESCRIPTION OF THE PREFERRED GROUP


The Preferred Group was established in 1991 as a business trust under Massachusetts law. The Preferred Group has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares which, in turn, may be subdivided into an unlimited number of classes of shares. The Preferred Group currently consists of eight series of shares, each series of which represents interests in a separate Fund. Each Fund is an open-end, diversified management investment company. The Funds' shares are not currently divided into classes. Matters submitted to shareholder vote must be approved by each Fund separately except that (i) when required by law, shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. Shares of a Fund are freely transferable, are entitled to dividends as declared by the Trustees and, in liquidation of such Fund or The Preferred Group, are entitled to receive the net assets of such Fund, but not of the other Funds. The Preferred Group does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of The Preferred Group's outstanding shares.

                                   APPENDIX A

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS:

      AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

RATINGS OF COMMERCIAL PAPER

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

      Moody's Investors Service, Inc. evaluates the salient features that affect a Commercial Paper issuer's financial and competitive position. Its appraisal includes, but is not limited to, the review of such factors as: quality of management, industry strengths and risks, vulnerability to business cycles, competitive position, liquidity measurements, debt structure, operating trends and access to capital markets. Differing degrees of weight are applied to these factors as deemed appropriate for individual situations. Commercial Paper issuers rated "Prime-1" are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers in the Commercial Paper market rated "Prime-2" are of high quality. Protection for short-term note holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or intermediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternate means of financing remain assured. Issuers rated Prime-1 and Prime-2 categories are judged to be investment grade.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS:

         Standard & Poor's describes its highest ("A") rating for commercial paper as follows, with numbers 1, 2 and 3 being used to denote relative strength within the "A" classification: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt rating should be "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB." The issuer should be well-established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.

         Additional information concerning securities in the lower rating categories is included in the Trust's Statement of Additional Information.

                                   APPENDIX B

                    OPTIONS AND FUTURES PORTFOLIO STRATEGIES

WRITING COVERED OPTIONS

Each of the Funds (other than the Short-Term Government Securities Funds and the Money Market Fund) may write covered call and covered put options on securities. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund. These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash, U.S. Government Securities or other high quality debt securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Funds may also write straddles (combinations of puts and calls on the same underlying security).

A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for a Fund to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is possible that the Funds, together with CIML and the various subadvisers and their other clients, might be considered to be such a group.

PURCHASING OPTIONS

Each Fund (except the Short-Term Government Securities Fund and the Money Market
Fund) may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

Each Fund (except the Short-Term Government Securities Fund and the Money Market
Fund) may purchase call options to hedge against an increase in the value of securities that the Fund wants to buy sometime in the future. The premium paid for the call option and any transaction costs will increase the cost of the securities acquired upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

OVER-THE-COUNTER OPTIONS

Each of the Funds (except the Short-Term Government Securities Fund and the Money Market Fund) may purchase and write either exchange-traded or over-the-counter options on securities. A Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


If CIML or the relevant subadviser, as the case may be, wants to hedge the Asset Allocation Fund's or the Fixed Income Fund's respective investments in debt securities against an increase in interest rates, it might sell futures contracts with respect to U.S. Government Securities. If interest rates rise and the value of the securities declines, the value of the futures contracts should increase. Likewise, if the Asset Allocation or Fixed Income Funds hold cash reserves and short-term investments and CIML or the relevant subadviser, as the case may be, expects interest rates to fall, the relevant Fund might purchase futures contracts. If, as expected, the market value both of long-term debt securities and futures contracts with respect thereto increased, the Fund would benefit from a rise in the value of long-term securities without actually buying them until the market had stabilized. The Growth, Value, International, Small Cap and Asset Allocation Funds may similarly buy or sell futures contracts on stock indices in anticipation of broad movements in equity market prices. The Asset Allocation Fund may also buy and sell futures contracts in order to reallocate its exposure to the equity or fixed income markets and for dividend accruals. The successful use of futures and related options depends on CIML's or the relevant subadviser's ability to forecast correctly movements in interest rates or equity markets generally.


The correlation between price movements of futures contracts and of the securities which are the subject of the hedge is usually imperfect. The correlation is higher between price movements of futures contracts and the underlying securities. The correlation is lower when futures are used to hedge securities other than the securities underlying such futures. For example, a Fund that invests in equity securities will generally not own all the securities included in a particular stock index, so the value of the Fund's holdings of equities may change to a different extent than does the value of a futures contract on that index.


Options on futures contracts may also be used for hedging. For example, if the value of the Fixed Income Fund's portfolio securities is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, to hedge against an anticipated increase in the price of long-term debt securities, the Asset Allocation or Fixed Income Funds may purchase call options or write put options as a substitute for the purchase of futures contracts. The Growth, Value, International, Small Cap and Asset Allocation Funds may engage in similar transactions in options on stock index futures contracts, and the Asset Allocation Fund may purchase and sell options on futures contracts in order to reallocate the Fund's exposure to the equity or fixed income markets.


When a Fund enters into a futures contract, it is required to deposit with the broker as "initial margin" an amount of cash or short-term U.S. Government Securities equal to approximately 5% of the contract amount. That amount is adjusted by payments to or from the broker ("variation margin") as the value of the contract changes. No Fund will purchase or sell futures contracts or related options for non-hedging purposes if as a result such Fund's initial margin deposits on existing futures contracts plus premiums paid for outstanding options on future contracts would be greater than 5% of the Fund's assets. Positions in long futures contracts may be closed out only by entering into a futures contract sale on the exchange where the futures are traded. The liquidity of the futures markets could be adversely affected by "daily price fluctuation limits" established by the exchange which limit the amount of fluctuations in the price of futures contracts during a single trading day. In such events, it may not be possible for the Fund to close out its futures contract positions and, in the event of adverse price movements, the Fund would continue to be exposed to the relevant market and be required to make daily variation margin payments.

                              OFFICERS AND TRUSTEES

          Gary M. Anna                   Trustee
          William F. Bahl                Trustee
          James F. Masterson             Trustee
          F. Lynn McPheeters             Trustee
          Dixie L. Mills                 Trustee
          Ronald R. Rossmann             President
          Carol K. Burns                 Vice President and Assistant Clerk
          Fred L. Kaufman                Vice President and Treasurer
          Richard P. Konrath             Clerk

                               INVESTMENT ADVISOR
                     Caterpillar Investment Management Ltd.
                           1200 First Financial Plaza
                             411 Hamilton Boulevard
                              Peoria, IL 61602-1104

                                   DISTRIBUTOR
                           Caterpillar Securities Inc.
                           1200 First Financial Plaza
                             411 Hamilton Boulevard
                              Peoria, IL 61602-1104

                                    CUSTODIAN
                          State Street Bank & Trust Co.
                                  P.O. Box 1713
                                Boston, MA 02101

                      TRANSFER AGENT AND INVESTOR SERVICES
                      Boston Financial Data Services, Inc.
                                The BFDS Building

                               Two Heritage Drive
                                Quincy, MA 02171

                                  LEGAL COUNSEL
                                  Ropes & Gray
                             One International Place
                              Boston, MA 02110-2624

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                               160 Federal Street
                                Boston, MA 02110

                                      LOGO
                               THE PREFERRED GROUP
                               OF MUTUAL FUNDS(R)
                                   PROSPECTUS


                                NOVEMBER 1, 1997

                       THE PREFERRED GROUP OF MUTUAL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION



                                November 1, 1997











This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated November 1, 1997, as supplemented from time to time, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from The Preferred Group of Mutual Funds, P.O. Box 8320, Boston, MA 02266-8320 or by calling 1-800-662-4769.

-------------------------------------------------------------------------------
                                TABLE OF CONTENTS
-------------------------------------------------------------------------------


DEFINITIONS...............................................................1

INVESTMENT RESTRICTIONS...................................................2

OPTIONS AND FUTURES TRANSACTIONS..........................................8

MISCELLANEOUS INVESTMENT PRACTICES.......................................21

AMORTIZED COST VALUATION AND DAILY DIVIDENDS.............................26

EXCHANGE PRIVILEGE.......................................................28

HOW TO BUY...............................................................28

HOW TO REDEEM............................................................29

HOW NET ASSET VALUE IS DETERMINED........................................29

CALCULATION OF YIELD AND TOTAL RETURN....................................31

PERFORMANCE COMPARISONS..................................................33

PERFORMANCE DATA.........................................................35

TAXES    ................................................................37

MANAGEMENT OF THE TRUST..................................................41

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS.........................52

OTHER SERVICES...........................................................52

PORTFOLIO TRANSACTIONS...................................................54

ORGANIZATION AND CAPITALIZATION OF THE TRUST.............................61

APPENDIX A...............................................................63

APPENDIX B...............................................................67

DEFINITIONS

"Asset Allocation Fund"                   -        Preferred Asset Allocation
                                                   Fund



"Distributor"                             -        Caterpillar Securities Inc.

"Fixed Income Fund"                       -        Preferred Fixed Income Fund

"Fund"                                    -        any of the portfolios offered
                                                   by The Preferred Group of
                                                   Mutual Funds

"Growth Fund"                             -        Preferred Growth Fund

"International Fund"                      -        Preferred International Fund

"Manager"                                 -        Caterpillar Investment
                                                   Management Ltd.

"Money Market Fund"                       -        Preferred Money Market Fund

"1940 Act"                                -        Investment Company Act of
                                                   1940

"Short-Term Government                    -        Preferred Short-Term
 Securities Fund"                                  Government Securities Fund

"Small Cap Fund"                          -        Preferred Small Cap Fund

"Subadviser"                              -        any subadviser of any of the
                                                   Funds

"Trust"                                   -        The Preferred Group of Mutual
                                                   Funds

"Value Fund"                              -        Preferred Value Fund

INVESTMENT RESTRICTIONS

         Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such Fund:

                  (1) Issue senior securities or borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, the purchase and sale of futures contracts, the entry into forward contracts and short sales and collateral arrangements with respect to any of the foregoing, to the extent consistent with pronouncements of the Securities and Exchange Commission, are not deemed to be the issuance of a senior security.

                  (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) in connection with borrowings permitted by Restriction 1 above.

                  (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

                  (4) Make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

                  (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

                  (7) Purchase or sell commodities or commodity contracts except that the Growth, Value, International, Small Cap, Asset Allocation, Fixed Income, and Short- Term Government Securities Funds may purchase and sell futures contracts and related options.

                  (8) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 33 1/3% of its total assets.

                  (9) Invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of the Manager who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5%.

                  (10) With respect to 75% of the total assets of each of the Funds, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer;

         provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or repurchase agreements relating thereto.

                  (11) Acquire more than 10% of the voting securities of any issuer, both with respect to any Fund and to the Trust in the aggregate.

                  (12) Concentrate more than 25% of the value of its total assets in any one industry; except that the Money Market Fund reserves freedom of action to invest up to 100% of its assets in certificates of deposit and bankers' acceptances issued by domestic banks (for the purposes of this restriction, obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign country; issuers of U.S. Government Securities and repurchase agreements relating thereto do not constitute an "industry"; and the term "domestic banks" includes foreign branches of domestic banks only if, in the determination of the Manager or the relevant Subadviser, the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as that of investing in instruments issued by the domestic parent, in that the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason).

                  (13) Invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokers' commissions. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

         In addition, without the approval of a majority of the outstanding voting securities of the relevant Fund, no Fund will purchase securities the disposition of which is restricted under federal securities laws if, as a result, such investments would exceed 15% of the value of the net assets of such Fund, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determinations) to be readily marketable.

         In determining whether to invest in certificates of deposit or bankers' acceptances, the Money Market Fund will consider a variety of factors such as interest rates and the credit quality of the issuer.

         It is contrary to the Trust's present policy with respect to any Fund created under the Trust, which may be changed by the Trustees without shareholder approval, to:

                  (1) Invest in warrants or rights excluding options (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if as a result such investments (valued at the lower of cost or market) would exceed 5% of the value of a Fund's net assets; provided that not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

                  (2) Invest in securities of an issuer, which, together with any predecessors or controlling persons, has been in operation for less than three consecutive years and in equity securities for which market quotations are not readily available (excluding restricted securities) if, as a result, the aggregate of such investments would exceed 5% of the value of a Fund's net assets; provided, however, that this restriction shall not apply to any obligation of the U.S. Government or its instrumentalities or agencies, repurchase agreements relating thereto, CMOs or asset- backed securities. (Debt securities having equity features are not considered "equity securities" for purposes of this restriction.)

                  (3) Write (sell) or purchase options except that each Fund other than the Short-Term Government Securities Fund and the Money Market Fund may (a) with respect to all or any part of its portfolio securities, write covered call options or covered put options and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options; provided that the premiums paid by each Fund on all outstanding options it has purchased do not exceed 5% of its total assets. Each Fund may enter into closing sale transactions with respect to options it has purchased.

                  (4) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (5) Make investments for the purpose of gaining control of a company's management.

                  (6) Invest in certificates of deposit of any bank if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities (including certificates of deposit) of that bank, except that (i) the Money Market Fund may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest more than 5% of its total assets in the securities (including certificates of deposit) of any bank and (ii) each other Fund may invest up to 25% of its total assets without regard to this restriction.

                  (7) Make any additional investment if, immediately after such investment, the Fund's outstanding borrowings of money would exceed 5% of the current value of the Fund's total assets.

                  (8) Purchase or sell real property (including real estate limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

                  (9) With respect to the Money Market Fund, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, except that the Fund may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest more than

         5% of its total assets in the securities (including certificates of deposit) of any bank. (Provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or repurchase agreements relating thereto.)

                  (10) With respect to the Small Cap Fund, invest more than 25% of its assets in any combination of mortgage-backed securities, asset-backed securities and collateralized mortgage obligations.

                  (11) With respect to the Small Cap Fund, sell short securities valued, at the time of purchase, greater than 10% of its assets (excluding "covered" short sales, i.e. short sales of securities held by the Fund).

         All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The phrase "shareholder approval," as used in the Prospectus, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the relevant Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the relevant Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

  NOTE ON SHAREHOLDER APPROVAL

         Unless otherwise indicated, the investment policies and objectives of the Funds may be changed without shareholder approval.

OPTIONS AND FUTURES TRANSACTIONS (ALL FUNDS EXCEPT THE SHORT-TERM
GOVERNMENT SECURITIES FUND AND THE MONEY MARKET FUND)

         As disclosed in the Prospectus, the Fixed Income Fund, to increase current return, may write covered call and covered put options on any security that it is eligible to purchase. For hedging purposes, it may (1) purchase call options on securities it expects to acquire, and put options on securities it holds, and (2) purchase and sell futures contracts on U.S. Government Securities and purchase and write options on such futures contracts.

         The Growth, Value, International, Small Cap and Asset Allocation Funds may each: (1) purchase call and put options, and purchase warrants, on securities that they are eligible to purchase; (2) write covered call and covered put options on such securities; (3) buy and sell stock index options, stock index futures contracts, options on stock index futures contracts, currency futures contracts and options on currency futures contracts; and (4) write covered call and put options on stock indices. In addition, the Asset Allocation Fund may purchase and sell futures contracts on U.S. Government Securities and purchase and write options on such futures contracts.

OPTIONS TRANSACTIONS

         No Fund will write options that are not "covered." A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund segregates cash, Treasury bills or other high grade obligations with a value equal to the exercise price with its custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         If the writer of an option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by depositing cash or high grade obligations. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         The Funds which may write options may do so in connection with buy-and-write transactions; that is, the Fund will purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at- the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

         No Fund may invest more than 5% of its assets in the purchase of put and call options.

         The extent to which each Fund will be able to write and purchase call and put options will also be restricted by the Trust's intention to qualify each Fund as a regulated investment company under the federal income tax law. See "Taxes."

         OTC OPTIONS. The staff of the Securities and Exchange Commission has taken the position that options purchased on the over-the-counter market ("OTC Options") and the assets used as "cover" for written OTC Options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a "primary dealer" in U.S. Government Securities is the other party to an option contract written by a Fund, and that Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the Securities and Exchange Commission staff has agreed that that Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although the Trust does not believe that OTC Options are generally illiquid, it has agreed that pending resolution of this issue, the Funds will conduct their operations in conformity with the views of the Securities and Exchange Commission staff.

FUTURES TRANSACTIONS

         FUTURES CONTRACTS. A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying financial instrument in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. A stock index futures contract is similar except that the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the Fund realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

         The purchase (that is, assuming a long position in) or sale (that is, assuming a short position in) of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. A commission is also paid on each completed purchase and sale transaction. In addition, a Fund that purchases a futures contract will segregate liquid assets in an amount at least equal to the purchase price under the futures contract (less any margin on deposit). Alternatively, a fund that purchases a futures contract may cover the position by purchasing a put option on the same contract with a strike price as high or higher than the purchase price of the futures contract it covers.

         The Funds may engage in transactions in futures contracts and related options for purposes of reallocating a Fund's exposure to the equity or fixed income markets and also for the purpose of hedging against changes in the values of securities they own or intend to acquire. In the case of transactions entered into for purposes of reallocating a Fund's exposure to the equity or fixed income markets, the futures contracts may be used to expose a substantial portion of the Fund to equities and/or fixed income instruments to facilitate trading and/or to minimize transaction costs. Futures contracts will not be used to leverage the Fund. For example, in the case of the Asset Allocation Fund, if the Fund purchases futures contracts relating to equity securities (e.g., S&P 500 index futures), the face amount of the futures contracts plus the value of the Fund's equity securities will not exceed the Fund's net assets. Similarly, if the Fund purchases interest rate futures contracts, the face amount of the futures contracts plus the value of the Fund's fixed income securities will not exceed the Fund's net assets. In the case of transactions in futures contracts for hedging purposes, the Funds may sell such futures contracts in anticipation of a decline in the value of its investments. The risk of such a decline can be reduced without employing futures as a hedge by selling portfolio securities and either reinvesting the proceeds in securities subject to lesser risk or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce a Fund's total return or, with respect to futures on fixed income securities, yield. The sale of futures contracts provides an alternative means of hedging a

Fund against a decline in the value of its investments. As such values decline, the value of a Fund's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's securities which are being hedged. While the Fund will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of securities. Employing futures as a hedge may also permit a Fund to assume a defensive posture without reducing its total return or yield.

         CALL OPTIONS ON FUTURES CONTRACTS. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of a futures contract, a Fund may purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

         PUT OPTIONS ON FUTURES CONTRACTS. The purchase of put options on a futures contract is similar in some respects to the purchase of put options on portfolio securities. Each Fund may purchase put options on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates or declining stock market prices.

         A Fund may write a put option on a futures contract as a partial hedge against increasing prices of the assets which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of assets that the Fund intends to purchase.

         CURRENCY FUTURES AND RELATED OPTIONS. As described in the Prospectus, each Fund (other than the Short-Term Government Securities and Money Market Funds) may invest in currency futures contracts and related options thereon to hedge its portfolio investments and to protect itself against changes in foreign exchange rates. A currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.

         Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract. The value of the option does not change and is reflected in the net asset value of the Fund.

         The Funds will write only covered put and call options on currency futures. This means that each such Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, the Funds reserve the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

         A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, Treasury bills, or other high-grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by the Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, the Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

         In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by the Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

         STOCK INDEX FUTURES.  The Growth, Value, International,
Small Cap and Asset Allocation Funds may also purchase and sell
United States and foreign stock index futures contracts and options thereon in order to reallocate their equity market exposure or to hedge themselves against changes in market conditions. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

         As indicated above, the Funds may engage in transactions in stock index futures contracts and related options for the purpose of reallocating a Fund's exposure to the equity markets and also for the purpose of hedging against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which the Fund intends to purchase. If a transaction involves the purchase of stock index futures contracts (for example, in a transaction designed to increase a Fund's equity market exposure), the Fund will deposit an amount of cash and cash equivalents, equal to the market value of the futures contracts, in a segregated account with its custodian and/or in a margin account with a broker. Each Fund will cover any options it writes on stock index futures in the manner described above with respect to currency futures.

LIMITATIONS ON THE USE OF OPTIONS AND FUTURES PORTFOLIO
STRATEGIES

         No Fund will "over-hedge," that is, no Fund will maintain open short positions in futures contracts if, in the aggregate, the value of its open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures contracts. A Fund will not use futures contracts for leveraging purposes. Thus, when a Fund uses futures contracts to reallocate the Fund's exposure to equity (or fixed income) markets, that Fund will not maintain open long positions in stock index (or interest rate) futures contracts if, in the aggregate, the face amount of the contracts plus the Fund's equity (or fixed income) securities would exceed the Fund's net assets.

         A Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options and futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and CFTC rules.

         No Fund may enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the market value of the Fund's total assets.

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS

         OPTIONS TRANSACTIONS. The option writer has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         An exchange-traded option may be closed out only on a national securities exchange (an "Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing sale transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Manager and Subadvisers may be considered to be such a group. These position limits may restrict the Funds' ability to purchase or sell options on a particular security.

         FUTURES TRANSACTIONS. Investment by a Fund in futures contracts involves risk. In the case of hedging transactions, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

         As noted above, a Fund may purchase futures contracts to hedge against a possible increase in the price of securities which the Fund anticipates purchasing, or options thereon. In such instances, it is possible that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased. In the case of futures contracts purchased to increase a Fund's exposure to the equity (or fixed income) markets, the Fund could suffer a loss on the futures contracts similar to the loss which the Fund would have suffered if, instead, it had actually purchased equity or fixed income securities.

         The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

         The successful use of transactions in futures and related options also depends on the ability of the Manager or relevant Subadviser to forecast correctly the direction and extent of market and interest rate movements within a given time frame. In the case of hedging transactions, to the extent market prices or interest rates remain stable during the period in which a futures contract or related option is held by a Fund or such prices or rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

MISCELLANEOUS INVESTMENT PRACTICES

         LOWER-RATED SECURITIES. The Fixed Income Fund may invest up to 5% of its total assets in lower-rated fixed-income securities (commonly known as "junk bonds"), provided that the dollar-weighted average credit quality of its debt portfolio (excluding short-term investments) is at least A by either Moody's Investors Service, Inc. or Standard & Poor's. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See Appendix A to this Statement for a description of security ratings.

         Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund's debt securities. Conversely, during periods of rising interest rates, the value of the Fund's debt securities will generally decline. In addition, the values of fixed income securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although CIML or the relevant Subadviser will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

PORTFOLIO TURNOVER. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. These transactions may also result in the realization of taxable capital gains. As a result of the investment policies of the Funds, under certain market conditions their portfolio turnover may be higher than those of many other investment companies. It is, however, impossible to predict portfolio turnover in future years. Portfolio turnover rates in excess of 100% are generally considered to be high. For purposes of reporting portfolio turnover rates, all securities the maturities of which at the time of purchase are one year or less are excluded, so that it is expected that the policies of the Money Market Fund will result in a reported portfolio turnover rate of zero for that Fund, although it is anticipated that, like other funds with similar portfolios, it will change the securities in its portfolio frequently. During the Trust's fiscal years ended June 30. 1996 and 1997, the portfolio turnover rates for the Fixed Income Fund were 313.51% and 105.98%, respectively. J.P. Morgan Investment Management, Inc. has informed the Trust that the lower portfolio turnover rate was attributable to reduced volatility in Finanacial markets during fiscal
1997.

         FORWARD COMMITMENTS. As described in the Prospectus following the caption "General Policies and Risk Considerations-- Forward Commitments, When-Issued and Delayed Delivery Transactions," all of the Funds except the Money Market Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), if the Fund either (i) segregates, and maintains until the settlement date, liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Each Fund may simultaneously be obligated with respect to forward commitment purchase and sale contracts and may sell a portfolio security or enter into a forward commitment sale contract (a "dollar-roll transaction") if that sale or forward commitment is coupled with an agreement by the Fund, including a forward commitment, to repurchase the security at a later date. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

         REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Manager (in the case of the Small Cap and Short-Term Government Securities Funds) and the Subadvisers (in the case of the other Funds), as appropriate, will monitor the creditworthiness of the counterparties.

         SECURITIES LOANS. Each Fund (other than the Money Market Fund) may make secured loans of its portfolio securities amounting to no more than 33 1/3% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager (in the case of the Small Cap and Short-Term Government Securities Funds) and the Subadvisers (in the case of the other Funds) to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral in cash or U.S. Government Securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the securities involved.

         WARRANTS. Each of the Growth, Value, International, Small Cap and Asset Allocation Funds may invest up to 5% of its total assets in warrants which entitle the holder to buy equity securities at a specific price for a specified period of time, provided that no more than 2% of its assets are invested in warrants not listed on the New York or American Stock Exchanges.

         FOREIGN CURRENCY TRANSACTIONS. Each of the Funds (other than the Short-Term Government Securities and the Money Market Funds) may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. Since investment in foreign companies will usually involve currencies of foreign countries, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in United States dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies.

         A Fund may enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

         Second, when the Subadviser of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio investments denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

         The Funds generally will not enter into a forward contract with a term of greater than one year. The Funds' ability to engage in forward contracts may be limited by tax considerations. The Funds may also engage in currency futures contracts and related options. See "Options and Futures Transactions Currency Futures and Related Options."

         WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. As described in the text of the Prospectus following the caption "General Policies and Risk Considerations--Forward Commitments, When- Issued and Delayed Delivery Transactions," the Short-Term Government Securities Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed delivery basis, it is required to either
(i) segregate and maintain with the Fund's custodian cash, U.S. Government securities or other high grade debt obligations in an amount equal on a daily basis to the amount of the Fund's when-issued or delayed delivery commitments or (ii) enter into an offsetting forward sale of securities it owns equal in value to those purchased. The Fund will only make commitments to purchase securities on a when- issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

AMORTIZED COST VALUATION AND DAILY DIVIDENDS

         The valuation of the Money Market Fund's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not normally be reflected either in the computation of net asset value of the Fund's portfolio or in the daily computation of net income. Under the procedures adopted by the Trustees, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the Fund's portfolio holdings to determine whether the Fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, or in any event if the deviation exceeds .5%, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

         Since the net income of the Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the Fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Fund in the shareholder's account at the end of each month. It is expected that the Fund's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the Fund determined at any time is a negative amount, the Fund will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Fund will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

EXCHANGE PRIVILEGE

         As described in the Prospectus under the caption "Exchanging and Redeeming Shares," a shareholder may exchange shares of any Fund for shares of any other Fund on the basis of their respective net asset values beginning 10 days after their purchase on any day the New York Stock Exchange is open. Orders for exchanges accepted by the Distributor prior to 4:00 p.m. (Eastern Time) on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. (Eastern Time) on any business day will be executed at the respective net asset values determined at the close of the next business day.

         An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to restrict exchanges to one purchase and redemption of shares in the same Fund during any 120-day period.

         The Trust reserves the right to modify or discontinue the exchange privilege at any time. Except as otherwise permitted by SEC regulations, the Trust will give 60 days' advance written notice to shareholders of any termination or material modification of the exchange privilege.

HOW TO BUY

         The procedures for purchase of Trust shares are summarized in the text of the Prospectus under the caption "How to Buy Shares."

         In addition to the methods described therein, shares may be purchased through regular payroll deductions, provided that such deductions are available through the relevant employer. The minimum initial investment and minimum additional investment through regular payroll deduction is $50. For more information about purchasing Trust shares through regular payroll deductions, please call Investor Services at 1-800-662-GROW (1-800-662-4769).

HOW TO REDEEM

         The procedures for redemption of Trust shares are summarized in the text of the Prospectus under the caption "Exchanging and Redeeming Shares."

         The Trust may suspend the right of redemption and may postpone payment only when the New York Stock Exchange is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission.

         The Trust reserves the right to redeem shares and mail the proceeds to the shareholder if at any time the net asset value of the shares in the shareholder's account in any Fund falls below a specified level due to redemptions, currently set at $1,000. Shareholders will be notified and will have 60 days to bring the account up to the required level before any redemption action will be taken by the Trust. The Trust also reserves the right to redeem shares in a shareholder's account in excess of an amount set from time to time by the Trustees. No such limit is presently in effect, but such a limit could be established at any time and could be applicable to existing as well as future shareholders.

HOW NET ASSET VALUE IS DETERMINED

         As described in the text of the Prospectus following the caption "Determination of Net Asset Value and Pricing," the net asset value of shares of each Fund of the Trust will be determined once on each day on which the New York Stock Exchange is open, as of the close of regular trading on the Exchange. The Trust expects that the days, other than weekend days, that the Exchange will not be open are New Year's Day, Rev. Dr. Martin Luther King, Jr. Day President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities, options, futures and options on futures for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. Over-the-counter options are valued at fair value, as determined in good faith by the Trustees or by persons acting at their direction, based on prices supplied by a broker, usually the option counterparty. Obligations having remaining maturities of 60 days or less and securities held in the Money Market Fund portfolio are valued at amortized cost. The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not be reflected either in the computation of the net asset value of the Fund's portfolio or, in the case of the Money Market Fund, in the daily computation of net income.

         As described in the Prospectus, certain securities and assets of the Funds are valued at fair value as determined in good faith by the Trustees or by persons acting at their direction. The fair value of any securities from time to time held by any Fund of the Trust for which no ready market exists is determined in accordance with procedures approved by the Trustees. The Trustees, however, are ultimately responsible for such determinations. The fair value of such securities is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case, and may include receiving a quote from a broker and the use of a pricing service. Consideration may also be given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, such specific factors may also be considered as the cost of the investment, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Generally, trading in foreign securities, as well as corporate bonds, U.S. Government Securities and money market instruments is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

CALCULATION OF YIELD AND TOTAL RETURN

         YIELD OF THE MONEY MARKET FUND. As summarized in the Prospectus under the heading "Performance Information," the "Yield" of the Money Market Fund for a seven-day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "Effective Yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned by the Fund for the base period.

         The Money Market Fund's Yield and Effective Yield will vary in response to fluctuations in interest rates. For comparative purposes the current and Effective Yields should be compared to current and effective yields offered by competing money market funds for that base period only and calculated by the methods described above.

         YIELDS OF THE ASSET ALLOCATION, FIXED INCOME AND SHORT-TERM GOVERNMENT SECURITIES FUNDS. As summarized in the Prospectus under the heading "Performance Information," Yields of these Funds will be computed by analyzing net investment income for a recent 30-day period and dividing that amount by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Funds' Yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's Yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Funds' shares and to the relative risks associated with the investment objectives and policies of the Funds.

         At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in these Funds are specifically advised that the net asset value per share of each Fund will vary just as Yields for each Fund will vary. An investor's focus on the Yield to the exclusion of the consideration of the value of shares of that Fund may result in the investor's misunderstanding the Total Return he or she may derive from that Fund.

         CALCULATION OF TOTAL RETURN. As summarized in the Prospectus under the heading "Performance Information," Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment.

PERFORMANCE COMPARISONS

         YIELD AND TOTAL RETURN. Each Fund may from time to time include the Total Return of its shares in advertisements or in information furnished to present or prospective shareholders. Each of the Asset Allocation, Fixed Income and Short-Term Government Securities Funds may from time to time include the Yield and/or Total Return of its shares in advertisements or information furnished to present or prospective shareholders. The Money Market Fund may from time to time include its Yield and Effective Yield in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. as having the same investment objectives,(ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

         Performance information may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance.

         EAFE INDEX. The Europe, Australia & Far East Index contains over 1000 stocks from 20 different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

         IBC'S MONEY FUND REPORT AVERAGE -- TAXABLE (COMMONLY KNOWN AS DONOGHUE'S TAXABLE MONEY MARKET FUND AVERAGE). An average of approximately 750 taxable money market funds published by IBC/Donoghue, Inc.

         LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX. The Lehman Brothers Government/Corporate Bond Index is an unmanaged list of publicly issued U.S. Treasury obligations, debt obligations of the U. S. Government and its agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed income securities.

         LEHMAN BROTHERS LONG-TERM TREASURY INDEX. The Lehman Brothers Long-Term Treasury Index is a market weighted index of all publicly held Treasury issues with maturities greater than 10 years.

         MERRILL LYNCH 1-3 YEAR TREASURY INDEX. The Index contains primarily all U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

         90-DAY TREASURY BILL INDEX. The index is calculated using a one-bill portfolio containing the most recently auctioned 90-day Treasury bill.

         RUSSELL 2000 INDEX. The index contains the 2000 smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

         S&P 500 INDEX. The S&P 500 is the most common index for the overall U.S. stock market. It is comprised of 500 of the largest U.S. companies representing all major industries.

         SALOMON BROTHERS BROAD INVESTMENT GRADE INDEX. The Index contains 5000 U.S. Treasury, Agency, Mortgage and Corporate Bonds. Credit quality must be investment grade (AAA-BBB by Standard & Poor's).

         65% S&P INDEX/30% LEHMAN BROTHERS LONG-TERM TREASURY
INDEX/5% 90-DAY TREASURY BILLS.  The 65% S&P 500 Index/30% Lehman

Brothers Long-Term Treasury Index/5% 90-day Treasury Bills is a benchmark representing a hypothetical portfolio 65% of which is invested in the S&P 500, 30% of which is invested in the Lehman Brothers Long-Term Treasury Index, and 5% of which is invested in 90-day Treasury Bills.

         From time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in national publications including, but not limited to, the Wall Street Journal, Forbes, Fortune, CDA Investment Technologies and Money Magazine. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of the Manager or the Subadvisers who have portfolio management responsibility may also be used in the Funds' promotional literature.

PERFORMANCE DATA


         The manner in which Total Return and Yield of the Funds will be calculated for public use is described above. The following table summarizes the calculation of Total Return and Yield for the Funds, where applicable, (i) for the one-year period ended June 30, 1997, (ii) for the five-year period ended June 30, 1997 and (iii) since the commencement of operations (July 1, 1992 for all Funds other than the Small Cap Fund, and November 1, 1995 for the Small Cap
Fund) through June 30, 1997.




                                PERFORMANCE DATA

                                                                                         Average
                                                                                         Annual              Average
                                                                                          Total              Annual
                                                                  Average                Return               Total
                                                                   Annual                for the             Return
                                                                Total Return              Five-             from the
                                                                  for the                 Year            Commencement
                                      Current SEC             One-Year Period            Period           of Operations
                                         Yield                     ended                  ended              through
       FUND                           AT 6/30/97+                 6/30/97                6/30/97             6/30/97
       ----                           -----------                 -------                -------             -------
Growth                                    N/A                      28.57%                19.85%              19.85%

Value                                     N/A                      32.62%                19.43%              19.43%

International                             N/A                      22.50%                12.62%              12.62%

Small Cap                                 N/A                     29.00%*                  N/A               25.15%*

Asset Allocation                          N/A                      21.01%                14.31%              14.31%

Fixed Income                             6.63%                     8.39%                  7.11%               7.11%

Short-Term                               5.95%                     5.81%                  4.74%               4.74%
Government
Securities

Money Market                              4.92%                   5.14%**                4.26%**             4.26%**






*Performance for the Small Cap Fund would have been lower if an expense limitation had not been in effect. In the absence of this expense limitation, actual performance would have been 28.88% and 24.94% for the one-year period and the period since commencement of operations (November 1, 1995), respectively.

**Performance for the Money Market Fund would have been lower if a portion of the management fee had not been waived by the Manager during the period January 1, 1993 to October 31, 1995. In the absence of this limitation, actual performance would have been 4.18% for the five-year period and the period since commencement of operations (July 1, 1992).

+The yield shown for the Fixed Income and Short-Term Government Securities Funds is the 30-day current yield as of 6/30/97. The yield shown for the Money Market Fund is a seven-day current yield as of 6/30/97, in accordance with Securities and Exchange Commission rules for reporting yields of money market funds. The Money Market Fund's seven-day effective yield as of June 30, 1997 was 5.04%.

TAXES


         The tax status of the Trust and the distributions which it may make are summarized in the Prospectus under the heading "Taxes."

         Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) each year distribute at least 90% of its dividend, interest (including tax-exempt interest), certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. In addition, until the start of each Fund's first tax year beginning after August 5, 1997, the

Fund must derive less than 30% of its gross income from gains from the sale or other disposition of certain assets held for less than three months. Under this 30% of gross income test, the Fund will be restricted from selling certain assets held (or considered under Code rules to have been held) for less than three months, and in engaging in certain hedging transactions (including hedging transactions in futures and options) that in some circumstances could cause certain Fund assets to be treated as held for less than three months. By so qualifying, each Fund will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed to shareholders.

         In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. To the extent such distributions exceed a shareholder's basis in the shares the distributions will be taxed to the shareholder as capital gain.


         HEDGING TRANSACTIONS. If a Fund engages in certain transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including mark-to-market, straddle, wash sale, constructive sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund engaging in such transactions will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.


         Certain of a Fund's hedging activities (including its transactions in foreign currencies) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as a dividend to the extent of the Fund's remaining earnings and profits, and thereafter as a return of capital or as gain from the sale or exchange of a capital asset, as the case may be. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. A Fund's transactions in foreign currency- denominated debt securities, certain foreign currency options, futures contracts and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS. As described in the Prospectus, the Trust's policy is to distribute substantially all of the net realized capital gain, if any, of each Fund, after giving effect to any available capital loss carryover. Net realized capital gain for any Fund is the excess of net realized long-term capital gain over net realized short-term capital loss. Each Fund of the Trust is treated as a separate entity for federal income tax purposes and accordingly its net realized gains or losses will be determined separately, and capital loss carryovers will be determined and applied on a separate Fund basis. Each of the Funds distributes its net realized capital gains annually, although the Money Market Fund may distribute any net realized long-term capital gains more frequently if necessary in order to maintain a net asset value of $1.00 per share for the shares of that Fund.


         Sixty percent of any gain or loss realized by any Fund (i) from net premiums, from expired nonequity listed options and from closing purchase transactions, (ii) with respect to listed nonequity options upon the exercise thereof, and (iii) from transactions in regulated futures contracts and nonequity listed options thereon generally will constitute long-term capital gains or losses and the balance will be short-term gains or losses.


         Since Funds which invest in zero-coupon securities will not receive cash interest payments thereon, to the extent shareholders of these Funds elect to take their distributions in cash, the relevant Fund may have to generate the required cash from the disposition of non-zero-coupon securities, or possibly from the disposition of some of its zero-coupon securities.


         Taxation of Shareholders. For federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gain (that is, net gains on securities held for not more than a year), including premiums from expired options and gains from any closing purchase transactions with respect to options written by the Trust for any Fund, are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions designated by a Fund as deriving from net gains on securities held for more than one year but not more than 18 months and from net gains on securities held for more than 18 months will be taxable to shareholders as such, regardless of how long a shareholder has held his or her shares.

         All dividends and distributions of a Fund, whether received in shares or cash, are taxable for U.S. federal income tax purposes to the shareholder who receives them and must be reported by such shareholder on his or her federal income tax return. A dividend or capital gains distribution received after the purchase of a Fund's shares reduces the net asset value of the shares by the amount of the dividend or distribution and will be subject to federal income taxes. A subsequent loss on the sale of shares held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent of any long-term capital gain distribution made with respect to such shares.


         Annually, shareholders will receive information as to the tax status of distributions made by the Trust in each calendar year.


         The Trust is required to withhold and remit to the U.S. Treasury 31% of all dividend income earned by any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Trust is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he or she is not subject to such withholding). In addition, the Trust will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.


         The foregoing relates to federal income taxation. Distributions from investment income and capital gains may also be subject to state and local taxes. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Massachusetts.


MANAGEMENT OF THE TRUST

         Trustees and officers of the Trust and their principal occupations during the past five years are as follows:




NAME, ADDRESS AND AGE                   POSITION(S) HELD WITH THE               PRINCIPAL OCCUPATION(S) DURING
                                        TRUST                                   PAST 5 YEARS
F. Lynn McPheeters, 55,                 Trustee and Chairman                    Treasurer, Caterpillar, Inc.,
100 N.E. Adams Street                                                           1996 to present; Executive
Peoria, IL 61629-5330                                                           Vice President, Caterpillar
                                                                                Financial Services, Inc., 1990
                                                                                to 1996

Ronald R. Rossmann, 48                      President                               President and Director,
411 Hamilton Boulevard                                                          Caterpillar Investment
Peoria, IL  61602                                                               Management Ltd.; President and
                                                                                Director, Caterpillar
                                                                                Securities Inc.

Gary Michael Anna, 44,                  Trustee                                 Vice President, Business
1501 W. Bradley Avenue                                                          Affairs, Bradley University
Peoria, IL 61625

William F. Bahl, 46,                    Trustee                                 Chairman of the Board, Bahl &
212 E. Third Street                                                             Gaynor, Inc. (a registered
Suite 200                                                                       investment adviser)
Cincinnati, OH 45202

James F. Masterson*, 60,                Trustee                                 Director, Investor Relations,
100 N.E. Adams Street                                                           Caterpillar Inc.; Manager,
Peoria, IL  61629-5330                                                          Treasury/Orders, Caterpillar
                                                                                Inc., September 1988 to
                                                                                January 1995

Dixie Louise Mills, 49,                 Trustee                                 Dean, College of Business,
Illinois State University                                                       Illinois State University
15 Williams Hall
Normal, IL 61790-5500

Carol K. Burns, 52,                     Vice President and Assistant            Manager of Marketing,
411 Hamilton Boulevard                  Clerk                                   Caterpillar Investment
Peoria, IL  61602                                                               Management Ltd.; Director,
                                                                                Caterpillar Securities Inc.

Fred L. Kaufman, 50,                    Vice President and Treasurer            Treasurer, Caterpillar
411 Hamilton Boulevard                                                          Investment Management Ltd.;
Peoria, IL  61602                                                               Treasurer and Director,
                                                                                Caterpillar Securities Inc.

Richard P. Konrath, 35,                 Clerk                                   Securities Counsel,
100 N.E. Adams Street                                                           Caterpillar Inc.; Special
Peoria, IL 61629-5330                                                           Counsel and Staff Attorney,
                                                                                Securities and Exchange
                                                                                Commission, May 1987 to May
                                                                                1993

* Messrs. McPheeters and Masterson are each "interested persons" (as defined in the 1940 Act) of the Trust, the Manager and the Distributor and, therefore, may benefit from the management fees paid to the Manager.

         The mailing address of each of the officers and Trustees is c/o the Trust, 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602.

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, will provide liability insurance for the benefit of its Trustees and officers.

         Trustees other than those who are interested persons of the Manager receive an annual fee of $10,000 plus $1,500 for each Trustees' meeting attended. The table below shows the compensation paid to the Trust's Trustees and officers for the year ended June 30, 1997.


NAME OF PERSON,          AGGREGATE               PENSION OR              ESTIMATED ANNUAL         TOTAL
POSITION                 COMPENSATION FROM       RETIREMENT              BENEFITS UPON            COMPENSATION FROM
                         THE TRUST               BENEFITS ACCRUED        RETIREMENT               THE TRUST AND
                                                 AS PART OF FUND                                  FUND COMPLEX PAID
                                                 EXPENSES                                         TO TRUSTEES
F. Lynn                            $0                      $0                      $0                       $0
McPheeters,
Trustee and
Chairman
Gary Michael                     $16,000                   $0                      $0                    $16,000
Anna, Trustee
William F. Bahl,                 $16,000                   $0                      $0                    $16,000
Trustee
James F.                           $0                      $0                      $0                       $0
Masterson,
Trustee
Dixie Louise                     $16,000                   $0                      $0                    $16,000
Mills, Trustee
Ronald R. Rossmann                 $0                      $0                      $0                       $0
President
Carol K. Burns                     $0                      $0                      $0                       $0
Vice President
and Assistant
Clerk


                                      -42-






Fred L. Kaufman                    $0                      $0                      $0                       $0
Vice President
and Treasurer


         At the date of this Statement, the Trust believes that the officers and Trustees as a group own less than 1% of the outstanding shares of any Fund. As of September 30, 1997, the following entities were the recordholders of the following percentages of outstanding securities of the following Funds:

                                                        PERCENTAGE OWNERSHIP
                                                     AS OF SEPTEMBER 30, 1997
                              ----------------------------------------------------------------------

                                                   Caterpillar
                                                   Inc. Supp-
                                                   lemental
                                                   Unemploy-
                                                   ment and
                                                   Benefits
                                                   Group
                                                   Insurance
                                                   Trust A               Caterpillar
                                                   and                   Insurance         Preferred
                              Caterpillar          Caterpillar           Company           Stable
                              Investment           Group                 Ltd.              Principal
                              Trust                Insurance             Insurance         Collective
                              401(K) PLAN          TRUST B               RESERVES(1)       TRUST

FUND                          % TOTAL              % TOTAL               % TOTAL           % TOTAL
----                          -------              -------               -------           -------
Growth                         51.57%                 9.48%                8.13%

Value                          60.25%                12.96%                9.46%

International                  37.78%                39.88%

Small Cap                      35.74%                48.87%               10.33%

Asset Allocation               41.81%                31.99%

Fixed Income                   15.14%                27.60%                               44.81%

Short-Term Government
 Securities                    25.19%                32.25%

Money Market                   70.53%                                                     12.10%


1 Does not include 38.50% of the outstanding shares of the Short-Term Government Securities Fund held of record by American Bankers' Insurance Co. for the benefit of Caterpillar Insurance Company Ltd. Trust Company.

         To the extent either Caterpillar Investment Trust 401(k) Plan, Caterpillar Inc. Supplemental Unemployment and Benefits

Group Insurance Trust A or Caterpillar Group Insurance Trust B, each a trust formed under the laws of Illinois for the benefit of employees of Caterpillar Inc., beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.


         The address of each of the recordholders listed above is 100 N.E. Adams Street, Peoria, Illinois 61629, except for Caterpillar Insurance Company Ltd., the address of which is 3322 West End Avenue, Nashville, Tennessee 37203-1031. As of September 30, 1997, the Trust believes that no other person, other than Marshall & Ilsley Trust Company, which owns of record 5.73% of the outstanding shares of the Value Fund and 10.11% of the outstanding shares of the Asset Allocation Fund, owns beneficially more than 5% of the outstanding shares of any Fund.


THE MANAGER AND THE SUBADVISERS

         Under written Management Contracts between the Trust and the Manager with respect to each Fund, subject to such policies as the Trustees of the Trust may determine, the Manager, at its expense, will furnish continuously an investment program for the Trust and will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions provided. In order to assist it in carrying out its responsibilities, the Manager has retained Subadvisers to render advisory services to each Fund other than the Small Cap Fund.


         The Manager has advised the Funds since inception, and the Manager and its subsidiaries have provided investment advisory services to other entities since 1989. The Manager and the Subadvisers have managed assets for the Caterpillar Inc. $7.25 billion pension fund. The Manager currently manages more than $658 million of assets in various stock and bond portfolios for the Caterpillar Inc. pension fund, Caterpillar Insurance Company Ltd., Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance Trust A and Caterpillar Group Insurance Trust B, and other Caterpillar Inc. subsidiaries. In addition, the

Manager manages more than $271 million in pension plan assets in its pension group trust created in 1990 to serve the pension investment needs of Caterpillar Inc. dealers and suppliers. The Manager is a wholly-owned subsidiary of Caterpillar, Inc. Certain entities listed in Exhibit 21 to the most recent Annual Report or Form 10-K under the Securities Exchange Act of 1934 of Caterpillar Inc. (File No. 33-46194) may be deemed to be affiliates of both the Manager and the Trust.

         Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager or the Subadvisers, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Trust or their other clients. In so doing, a Fund may incur greater brokerage commissions than it might otherwise pay.

         Each Fund pays the Manager a monthly Management Fee based on the average net assets of the Fund at the following annual rates:

                                                                       ANNUAL PERCENTAGE OF
                  FUND                                                  AVERAGE NET ASSETS
         Growth.................................................................    .75%
         Value..................................................................    .75
         International..........................................................    .95
         Small Cap..............................................................    .75
         Asset Allocation.......................................................    .70
         Fixed Income...........................................................    .50*
         Short-Term Government Securities.......................................    .35
         Money Market...........................................................    .30

* CIML's fee with respect to the Fixed Income Fund is paid at an annual rate equal to the lesser of (i) .50% of the average net assets of the Fixed Income Fund and (ii) the rate at which (A) the excess of (I) the fee paid by the Fixed Income Fund to CIML over (II) the fee paid by CIML to Morgan with respect to the Fixed Income Fund (see below) equals (B) the excess that would


                                      -45-





have existed under the advisory and subadvisory fee schedules in effect with respect to the Fixed Income Fund prior to November 1, 1996.

         For the fiscal years ended June 30, 1997, 1996 and 1995, the Funds paid to the Manager the following amounts as Management Fees pursuant to the relevant Management Contracts and, with respect to the Fixed Income Fund, a management contract in effect prior to November 1, 1996, under which the Manager was paid at the annual rate of .65% of average net assets:


                    Fund                                                 Management Fees

                                                                    Fiscal Year Ended June 30,
                                                        1997                          1996               1995
                                                        ----                          ----               ----
     Growth...............................          $2,983,971                     $3,095,694            $1,916,870
     Value................................           2,331,391                      1,799,524             1,205,912
     International........................           2,020,096                      1,305,859             1,046,409
     Small Cap(1).........................             507,435                        176,148                   N/A
     Asset Allocation  ...................             773,756                        613,440               450,971
     Fixed Income.........................             724,846                        466,424               325,238
     Short-Term
       Government
       Securities.........................             187,517                        134,564               105,672
     Money Market(2)......................             301,906                        236,873               181,534

---------------------------

1 The Manager waived $69,005 and $82,203 in management fees during the fiscal years ended June 30, 1997 and 1996, respectively. No shares of the Small Cap Fund were outstanding during the fiscal year ended June 30, 1995.

2 The Manager waived $38,738 and $90,767 in management fees during the fiscal years ended June 30, 1996 and 1995, respectively.


     Under the Subadviser Agreement for each Fund between the Manager and the Subadviser for such Fund (the "Subadviser Agreements"), subject always to the control of the Trustees of the Trust, each Subadviser's obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

     In performing their duties under the Subadviser Agreements, each Subadviser is subject to the control of the Trustees, the policies determined by the Trustees, the provisions of the Trust's Agreement and Declaration of Trust and By-laws and any applicable investment objectives, policies and restrictions in effect from time to time.

     The Management Contracts for all of the Funds and the Subadviser Agreements were approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or the relevant Subadvisers). The Management Contracts and the Subadviser Agreements continue in force with respect to the relevant Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Trust, the Manager or the relevant Subadviser, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of that Fund. Each of the Management Contracts and the Subadviser Agreements automatically terminates on assignment, and each is terminable upon notice by the Trust. In addition, the Management Contracts may be terminated on not more than 60 days' notice by the Manager to the Trust, and the Subadviser Agreements may be terminated upon 60 days' notice by the Manager or 90 days' notice by the Subadviser.

     As described in the Prospectus under the caption "Management of the Trust," the Trust pays, in addition to the Management Fees described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or the Trust, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining the net asset value of the Trust's shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and insurance premiums and professional association dues or assessments. The Trust is also responsible for such nonrecurring expenses as may arise, including litigation in which the Trust may be a party, and other expenses as determined by the Trustees. The Trust may have an obligation to indemnify its officers and Trustees with respect to such litigation.

     Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


     THE SUBADVISERS. In order to assist it in carrying out its responsibilities, the Manager has retained various Subadvisers to render advisory services to the Funds, under the supervision of the Manager and the Trust's Trustees. The Manager pays the fees of each of the Subadvisers. The fee paid to the Subadvisers (other than Morgan, with respect to the Short-Term Government and Money Market Funds) is based on the Fund assets managed or advised by such Subadviser (the "Fund Assets") together with any other assets managed or advised by the Subadviser, at the time the Subadviser Agreement was entered into or as agreed by CIML and the Subadviser relating to Caterpillar Inc. or any of its affiliates (other than the Short-Term Government and Money Market Funds). (The Fund Assets together with such other assets are collectively referred to as the "Combined Assets.") The subadvisory fee is calculated by applying the average quarterly net asset value, as of the last business day of each month in the calendar quarter, of the Combined Assets to the annual rates for each Subadviser (other than Morgan, with respect to the Short-Term Government and Money Market Funds), as set forth below. This amount is then adjusted based upon the ratio of Fund Assets to Combined Assets. The subadvisory fee paid to Morgan with respect to cost of the Short-Term Government and Money Market Funds is based solely on the average net assets of the relevant Fund.

     Oppenheimer Capital ("Oppenheimer") is a Delaware general partnership formed on July 1, 1987. Its address is Oppenheimer Tower, World Financial Center, New York, New York 10281. Oppenheimer & Co., L.P. ("OpCo"), a New York limited partnership, through various subsidiaries, owns 32.3% of Oppenheimer. OpCo is owned by executive officers and other key employees of both Oppenheimer and its affiliated broker/dealer, Oppenheimer & Co., Inc. Oppenheimer Capital, L.P., a publicly-owned master limited partnership, owns the remaining 67.7% of Oppenheimer. Oppenheimer provides investment advice to individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, businesses and other organizations. The Manager pays Oppenheimer for its subadvisory services with respect to the Value Fund a fee, calculated as described above, at the annual rate of 0.50% of the first $50 million of Combined Assets, 0.375% of the next $50 million of Combined Assets and 0.25% of Combined Assets in excess of $100 million. The Manager has informed the Trust that for the fiscal years ended June 30, 1997, 1996 and 1995, Oppenheimer earned $875,258, $679,488 and $471,392, respectively, in subadvisory fees.

     Jennison Associates Capital Corp. ("Jennison") provides investment advice to mutual funds, institutional accounts and other entities. Its principal place of business is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly-owned subsidiary of The Prudential Insurance Company of America, a mutual insurance company and a registered investment adviser. The Manager pays Jennison for its subadvisory services with respect to the Growth Fund a fee, calculated as described above, at the annual rate of 0.75% of the first $10 million of Combined Assets, 0.50% of the next $30 million of Combined Assets, 0.35% of the next $25 million of Combined Assets, 0.25% of the next $335 million of Combined Assets, 0.22% of the next $600 million of Combined Assets and 0.20% of Combined Assets in excess of $1 billion. The Manager has informed the Trust that for the fiscal years ended June 30, 1997, 1996, 1995 and 1994 Jennison earned $994,791, $1,038,575, $676,200 and $400,334, respectively, in subadvisory fees with respect to the Growth Fund.

     Mellon Capital Management Corporation ("Mellon"), a Delaware corporation, is located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon was founded in 1983 and presently manages over $64.9 billion in funds. Mellon is a wholly-owned, indirect subsidiary of Mellon Bank Corporation, Pittsburgh, Pennsylvania, a bank holding company which engages in the businesses of retail banking, wholesale banking, and service products. Mellon serves as an investment adviser and manager for institutional clients. The Manager pays Mellon for its subadvisory services with respect to the Asset Allocation Fund a fee, calculated as described above, at the annual rate of 0.50% of the first $200 million of Combined Assets and 0.20% of Combined Assets in excess of $200 million. The Manager has informed the Trust that for the fiscal years ended June 30, 1997, 1996 and 1995, Mellon earned $169,192, $136,133 and $95,500, respectively, in subadvisory fees.

     PanAgora Asset Management, Inc.'s ("PanAgora") principal place of business is 260 Franklin Street, Boston, Massachusetts 02110. Fifty percent of the outstanding voting stock of PanAgora is owned by each of Nippon Life Insurance Company, a mutual life insurance company, and Lehman Brothers Inc., a brokerage and investment advisory firm. PanAgora currently provides asset allocation, indexing and related investment advisory services to a variety of endowment funds, pension accounts, other institutions and investment companies, with total assets under management in excess of $14 billion. The Manager pays PanAgora for its subadvisory services with respect to the Asset Allocation Fund a fee, calculated as described above, at the annual rate of 0.50% of the first $10 million of Combined Assets, 0.40% of the next $40 million of Combined Assets, 0.20% of the next $50 million of Combined Assets and 0.10% of Combined Assets in excess of $100 million. The Manager has informed the Trust that for the fiscal years ended June 30, 1997, 1996 and 1995 PanAgora earned $77,664, $64,517 and $47,906, respectively, in subadvisory fees.

     Mercator Asset Management, L.P. provides investment advice to mutual funds and other entities. Its principal place of business is 2400 East Commercial Blvd., Ft. Lauderdale, Florida 33308. Mercator Asset Management, L.P. is a limited partnership a minority portion of the limited partnership interest in which is owned by The Prudential Insurance Company of America, a mutual insurance company and a registered investment adviser. The Manager pays Mercator Asset Management, L.P. for its subadvisory services with respect to the International Fund a fee, calculated as described above, at the annual rate of 0.75% of the first $50 million of Combined Assets, 0.60% of the next $250 million of Combined Assets, and 0.45% of Combined Assets in excess of $300 million. The Manager has informed the Trust that for the fiscal years ended June 30, 1997, 1996 and 1995, Mercator Asset Management L.P. and Mercator Asset Management, Inc., the predecessor of Mercator Asset Management, L.P. that served as Subadviser to the International Fund prior to November 30, 1995, earned $1,165,898, $778,254 and $677,479, respectively, in subadvisory fees.


         Morgan provides investment advice to mutual funds and other entities. Its principal place of business is 522 Fifth Avenue,

New York, New York 10036. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, an international financial services corporation. The Manager pays Morgan for its subadvisory services with respect to the Money Market Fund a fee computed and paid quarterly at the annual rate of 0.15% of the average quarterly net assets, as of the last business day of each month in the calendar quarter, of the Money Market Fund. The Manager pays Morgan for its subadvisory services with respect to the Fixed Income Fund a fee computed and paid quarterly at the annual rate of 0.25% of the first $75 million of Combined Assets, 0.225% of the next $75 million of Combined Assets, 0.175% of the next $150 million of Combined Assets, 0.125% of the next $100 million of Combined Assets, and 0.10% of Combined Assets in excess of $400 million. The Manager has informed the Trust that for the fiscal years ended June 30, 1997, 1996 and 1995, pursuant to the subadvisory agreement described above and a subadvisory agreement in effect prior to November 1, 1996, under which Morgan was paid quarterly at the annual rate of 0.30% of the average quarterly net assets of the Fixed Income Fund, as of the last business day of each month in the calendar quarter, of the first $75 million of such assets, 0.25% of the next $75 million of such assets, 0.22% of the next $150 million of such assets, and 0.15% of such assets in excess of $300 million, Morgan earned $240,532, $198,111 and $145,585, respectively, in subadvisory fees with respect to the Fixed Income Fund. In addition, the Manager has informed the Trust that for the fiscal years ended June 30, 1997, 1996 and 1995, Morgan earned $143,165, $104,334 and $92,481, respectively, in subadvisory fees with respect to the Money Market Fund.


     Each of the Subadvisers also serves as investment adviser to certain separate accounts with minimum balances ranging from $10 million to $50 million. Jennison has informed the Trust that its separate account minimum balance is typically $30 million.

     The Subadvisers are registered as investment advisers with the Securities and Exchange Commission. This registration does not involve supervision of management or investment policy by any federal agency.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS.

The Trust's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110. Price Waterhouse LLP conducts an annual audit of the Trust, assists in the preparation of each Fund's federal and state income tax returns and consults with the Trust as to matters of accounting and federal and state income taxation. The financial statements included in the Trust's Annual Report for the period ended June 30, 1997, filed electronically on September 5, 1997 (File No. 811-06602) are incorporated by reference into this Statement of Additional Information.


OTHER SERVICES

     CUSTODIAL ARRANGEMENTS. State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, MA 02101, is the custodian for all Funds of the Trust. As such, State Street holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to the Trust. Upon instruction, State Street receives and delivers cash and securities of the Trust in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Trust. In addition, State Street has contracted with various foreign banks and depositories to hold portfolio securities outside of the United States on behalf of certain of the Funds. State Street also calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis (and as otherwise may be required by the 1940 Act) and performs certain accounting services for all Funds of the Trust.

     As compensation for its services as custodian, the Funds accrued expenses in the following amounts to be paid to State Street for the periods indicated (no shares of the Small Cap Fund were outstanding during the fiscal year ended June 30, 1995):





                                                                   Custodian
                                                             Year ended June 30
                                 --------------------------------------------------------------------
            FUND                    1997                          1996                          1995
            ----
Growth                           $117,000                      $119,000                      $ 94,000
Value                            $ 78,000                      $ 77,000                      $ 69,000
International                    $434,000                      $300,000                      $270,000
Small Cap                        $ 75,000                      $ 36,000                         N/A
Asset
Allocation                       $180,000                      $172,000                      $155,000
Fixed Income                     $102,000                      $ 72,000                      $ 58,000
Short-Term
Government
Securities                       $ 44,000                      $ 39,000                      $ 35,000
Money Market                     $ 58,000                      $ 60,000                      $ 50,000


     TRANSFER AGENT. Boston Financial Data Services, Inc., The BFDS Building, Two Heritage Drive, Quincy, MA 02171, acts as the Trust's transfer agent and dividend disbursing agent.

     As compensation for its services as transfer agent, the Funds accrued expenses in the following amounts to be paid to Boston Financial Data Services, Inc. for the periods indicated (no shares of the Small Cap Fund were outstanding during the fiscal year ended June 30, 1995):



                                                               Transfer Agent
                                                             Year ended June 30
                                 --------------------------------------------------------------------
            FUND                    1997                          1996                          1995
            ----
Growth                           $ 93,000                      $ 86,000                      $ 44,000
Value                            $ 79,000                      $ 66,000                      $ 34,000
International                    $ 73,000                      $ 65,000                      $ 41,000


                                                      -53-






Small Cap                        $ 22,000                         8,000                         N/A
Asset
Allocation                       $ 56,000                      $ 48,000                      $ 28,000
Fixed Income                     $ 56,000                      $ 48,000                      $ 28,000

Short-Term
Government
Securities                       $ 26,000                      $ 23,500                      $ 20,000
Money Market                     $ 48,000                      $ 42,000                      $ 26,000


         DISTRIBUTOR. Caterpillar Securities Inc. ("CSI"), a wholly- owned subsidiary of CIML, is the Trust's principal underwriter. CSI is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders therefor.

PORTFOLIO TRANSACTIONS

     INVESTMENT DECISIONS. Investment decisions for the Trust and for the other investment advisory clients of the Manager and the Subadvisers are made with a view to achieving their respective investment objectives. The Manager and the Subadvisers operate independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Manager or the relevant Subadviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment by the Trust of brokerage commissions. In the United States and certain foreign countries, such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. It is anticipated that most purchases and sales of portfolio securities for the Money Market Fund will be with the issuer or with major dealers in money market instruments acting as principals. Accordingly, it is not anticipated that the Short- Term Government Securities or Money Market Funds will pay significant brokerage commissions. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

     When the Manager or a Subadviser places orders for the purchase and sale of portfolio securities for a particular Fund and buys and sells securities for such Fund it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the Manager or the relevant Subadviser, as the case may be, intends to use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or the relevant Subadviser, as the case may be, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Manager and the Subadvisers may receive research, statistical and quotation services from many broker-dealers with which the Trust's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Manager or the Subadvisers in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust or any particular Fund. The fees paid to the Manager and the Subadvisers are not reduced because they receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Management Contracts and the Subadviser Agreements, the Manager and the Subadvisers may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Securities Exchange Act of 1934) to the Manager or the Subadvisers an amount of disclosed commission for effecting a securities transaction for a Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The authority of the Manager and the Subadvisers to cause the Funds to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.


     The aggregate brokerage commissions paid by the Funds during the fiscal years ended June 30, 1997, 1996 and 1995 and the amounts of brokerage commissions allocated to persons or firms supplying research, statistical and quotation services during such fiscal years are set forth below :


FISCAL YEAR ENDED JUNE 30, 1997:


                                                                      Transactions               Brokerage
                                                                     Directed to a              Commissions
                                                                   Broker Because of             Allocated to
                                         Aggregate                    Research and               Research
        Fund                       Brokerage Commissions             Other Services         and Other Services
        ----                       ---------------------             --------------         ------------------
        Growth                           $465,218                      $174,031,891                 $244,172
        Value                              67,421                         9,384,874                   13,200
        International                     326,670                                0                         0
        Small Cap                         322,594                                0                         0
        Asset Allocation                    4,457                                0                         0
        Fixed Income                            0                                0                         0

        Short-Term
          Government Securities                 0                                0                         0
        Money Market                            0                                0                         0




FISCAL YEAR ENDED JUNE 30, 1996:

                                                                       Transactions                 Brokerage
                                                                     Directed to a                  Commissions
                                                                   Broker Because of                Allocated to
                                        Aggregate                    Research and                     Research
            Fund                  Brokerage Commissions             Other Services               and Other Services
            ----                  ---------------------             --------------               ------------------
       Growth                                $546,681                  $173,654,639                $250,056
       Value                                  139,551                    31,580,857                  53,339
       International                          202,476                             0                       0

       Small Cap                              181,028                             0                       0
       Asset Allocation                         7,089                             0                       0
       Fixed Income                                 0                             0                       0
       Short-Term
       Government Securities                        0                             0                       0
       Money Market                                 0                             0                       0



                                      -57-





FISCAL YEAR ENDED JUNE 30, 1995:

                                                                         Transactions                 Brokerage
                                                                         Directed to a                Commissions
                                                                       Broker Because of             Allocated to
                                       Aggregate                          Research and                 Research
            Fund                  Brokerage Commissions                  Other Services           and Other Services
            ----                  ---------------------                  --------------           ------------------
        Growth                      $    464,696                            $125,565,541            $       232,620
        Value                            168,461                              53,634,091                     88,191
        International                    227,812                                       0                          0
        Small Cap                              0                                       0                          0
        Asset Allocation                   5,379                                       0                          0
        Fixed Income                           0                                       0                          0
        Short-Term
          Gov't Securities                     0                                       0                          0
        Money Market                           0                                       0                          0



     The Funds may from time to time place orders for the purchase or sale of securities with brokers that may be affiliated with the Manager or a Subadviser. In such instances, the placement of orders with such brokers would be consistent with the Funds' objective of obtaining the best execution and could not be dependent upon the fact that such brokers are affiliates of the Manager or a Subadviser. With respect to orders placed with affiliated brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


     During the fiscal year ended June 30, 1997, the Growth Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc., an affiliate of Morgan, Lehman Bros., an affiliate of PanAgora and Oppenheimer & Co., Inc., a affiliate of Oppenheimer, the Value Fund placed orders for the purchase and sale of securities with Oppenheimer & Co., and the International Fund placed orders for the purchase and sale of securities with

J.P. Morgan.  These brokerage transactions are set forth below.

FISCAL YEAR ENDED JUNE 30, 1997


                                                               % of Fund's           % of Fund's
                                         Amount of             Aggregate             Aggregate
                     Affiliated          Brokerage             Brokerage             Dollar Amount
Fund                   Broker            Commissions           Commissions           of Transactions
----                   -----             -----------           -----------           ---------------
Growth Fund          J.P. Morgan            $ 5,835                1.25%                 0.97%
                     Securities, Inc.

                     Lehman                 $31,054                6.68%                 5.89%
                     Brothers

                     Oppenheimer            $ 3,906                0.84%                 0.79%
                     & Co., Inc.

Value Fund           Oppenheimer            $12,316               18.27%                18.92%
                     & Co., Inc.

International
Fund                 J.P. Morgan            $   322                0.10%                 0.10%
                     Securities, Inc.




                  During the fiscal year ended June 30, 1996, the Value and Growth Funds placed orders for the purchase or sale of securities with Oppenheimer & Co. and with Lehman Brothers Inc. Also, during the fiscal year ended June 30, 1996, the Growth Fund placed orders for the purchase or sale of securities with J.P. Morgan and the Value Fund placed orders for the purchase or sale of securities with Prudential Securities, Inc., an affiliate of Jennison.
These brokerage transactions are set forth below:

FISCAL YEAR ENDED JUNE 30, 1996

                                                                       % of Fund's       % of Fund's
                                                   Amount of           Aggregate         Aggregate
              Affiliated                           Brokerage           Brokerage         Dollar Amount
Fund            Broker                             Commissions         Commissions       of Transactions
                ------                             -----------         -----------       ---------------
Value         Oppenheimer & Co, Inc.                    $5,650               4.05%                   3.42%

              Lehman Bros.                              $6,072               4.35%                   4.00%

              Prudential
              Securities, Inc.                          $6,600               4.73%                  19.55%

Growth        J.P. Morgan

                                      -59-





              Securities, Inc.                          $4,115               0.75%                   1.99%

              Oppenheimer & Co., Inc.                     $584               0.11%                   0.05%

              Lehman Bros.                             $49,378               9.03%                   5.01%


              During the fiscal year ended June 30, 1995, the Value Fund placed orders for the purchase or sale of securities with Oppenheimer & Co., Inc., an affiliate of Oppenheimer, Lehman Brothers, Inc., an affiliate of PanAgora, and Prudential Securities Incorporated, an affiliate of Jennison and Mercator, and the Growth Fund placed orders for the purchase or sale of securities with J.P.
Morgan Securities, Inc., an affiliate of Morgan, Oppenheimer & Co., Inc., an affiliate of Oppenheimer, and Lehman Brothers, an affiliate of PanAgora. These brokerage transactions are set forth below.



                                                      -60-





FISCAL YEAR ENDED JUNE 30, 1995

                                                               % of Fund's           % of Fund's
                                         Amount of             Aggregate             Aggregate
                     Affiliated          Brokerage             Brokerage             Dollar Amount
Fund                   Broker            Commissions           Commissions           Of Transactions
----                   ------            -----------           -----------           ---------------
Value Fund           Oppenheimer            $15,036                8.93%                     8.11%
                     & Co.

                     Lehman                   1,500                 .89%                     1.24%
                     Brothers,
                     Inc.

                     Prudential               3,918                3.81%                     4.23%
                     Securities
                     Incorporated

Growth Fund          J.P. Morgan              4,688                 1.01%                    .73%
                     Securities,
                     Inc.

                     Oppenheimer                767                 .17%                     .39%
                     & Co.

                     Lehman                  12,063                2.60%                     2.63%
                     Brothers,
                     Inc.


ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated November 19, 1991. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust's fiscal year ends on June 30.

         As described in the Prospectus following the caption "Description of The Preferred Group," shares of the Trust are each entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote by individual Fund on all matters except (i) when required by the law, shares shall be voted as a single class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds affected shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months, and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he is or was a shareholder would be unable to meet its obligations.

                                   APPENDIX A

TAX EXEMPT BOND, CORPORATE BOND AND COMMERCIAL PAPER RATINGS


TAX EXEMPT AND CORPORATE BOND RATINGS


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS:

         AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB-B-CCC-CC-C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         D -- Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.


RATINGS OF COMMERCIAL PAPER

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER
RATINGS:

         Moody's Investors Service, Inc. evaluates the salient features that affect a Commercial Paper issuer's financial and competitive position. Its appraisal includes, but is not limited to, the review of such factors as: quality of management, industry strengths and risks, vulnerability to business cycles, competitive position, liquidity measurements, debt structure, operating trends and access to capital markets. Differing degrees of weight are applied to these factors as deemed appropriate for individual situations. Commercial Paper issuers rated "Prime-1" are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers in the Commercial Paper market rated "Prime-2" are of high quality. Protection for short-term note holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or intermediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternate means of financing remain assured. Issuers rated Prime-1 and Prime-2 categories are judged to be investment grade.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS:

         Standard & Poor's describes its highest ("A") rating for commercial paper as follows, with numbers 1, 2 and 3 being used to denote relative strength within the "A" classification: Liquidity ratios are adequate to meet cash requirements. Long- term senior debt rating should be "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB". The issuer should be well-established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.

                                   APPENDIX B

                  DESCRIPTION OF MONEY MARKET FUND INVESTMENTS

         OBLIGATIONS BACKED BY FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT -- are bills, certificates of indebtedness, notes and bonds issued by (i) the U.S. Treasury or (ii) agencies, authorities and instrumentalities of the U.S. Government or other entities and backed by the full faith and credit of the U.S. Government. Such obligations include, but are not limited to, obligations issued by the Government National Mortgage Association, Farmers' Home Administration and the Small Business Administration.

         OTHER U.S. GOVERNMENT OBLIGATIONS -- are bills, certificates of indebtedness, notes, and bonds issued by agencies, authorities and instrumentalities of the U.S. Government which are supported by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

         REPURCHASE AGREEMENTS -- are agreements by which a Fund purchases a U.S. Treasury or agency obligation and obtains a simultaneous commitment from the seller (a domestic commercial bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase.

         CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

         BANKERS' ACCEPTANCES -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are term "accepted" when a bank guarantees their payment at maturity.

         EURODOLLAR OBLIGATIONS -- obligations of foreign branches of U.S. banks.

         YANKEEDOLLAR OBLIGATIONS -- obligations of domestic branches of foreign banks.

         COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

         CORPORATE OBLIGATIONS -- include bonds and notes issued by corporations in order to finance longer term credit needs.

                       THE PREFERRED GROUP OF MUTUAL FUNDS

                            PART C. OTHER INFORMATION

Item 24.    FINANCIAL STATEMENTS AND EXHIBITS

             (a)      Financial Statements:


                      Statements of assets and liabilities -- June 30, 1997 (a).

                      Statements of operations -- year ended June 30, 1997 (a).

                      Statements of changes in net assets -- year ended June 30, 1997 (a).


                      Financial Highlights (a)(b).

                      Notes to financial statements (a).

                           SUPPORTING SCHEDULES:


                           Schedule I -- Portfolio of investments owned -- June 30, 1997(a).


                           Schedules II through IX omitted because the required matter is not present.

--------------------
                             (a) Incorporated by reference into Parts
                                 A and B.
                             (b) Included in Part A.

             (b)      Exhibits:

                      1(a). Agreement and Declaration of Trust --
                            incorporated by reference to Post-
                            Effective Amendment No. 11 to the
                            Registrant's Registration Statement.

                      1(b). Amendment No. 1 to Agreement and
                            Declaration of Trust -- incorporated by
                            reference to Post-Effective Amendment No.
                            11 to the Registrant's Registration
                            Statement.

                      1(c). Amendment No. 2 to Agreement and
                            Declaration of Trust -- incorporated by
                            reference to Post-Effective Amendment No.
                            11 to the Registrant's Registration
                            Statement.

                      1(d). Amendment No. 3 to Agreement and
                            Declaration of Trust -- incorporated by
                            reference to Post-Effective Amendment No.
                            11 to the Registrant's Registration
                            Statement.

                      1(e). Amendment No. 4 to Agreement and
                            Declaration of Trust -- incorporated by
                            reference to Post-Effective Amendment No.
                            11 to the Registrant's Registration
                            Statement.

                      2. By-laws -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

                      3.    None.

                      4.    Portions of the Registrant's Agreement
                            and Declaration of Trust and By-laws
                            pertaining to shareholder's rights --
                            incorporated by reference to Post-
                            Effective Amendment No. 11 to the
                            Registrant's Registration Statement.

                      5(a). Form of Management Contract between The
                            Preferred Group of Mutual Funds (the
                            "Trust") and Caterpillar Investment
                            Management Ltd. (the "Manager" or "CIML") with respect to the Preferred Growth Fund -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

                      5(b). Form of Management Contract between the
                            Trust and the Manager with respect to the Preferred Value Fund -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

                      5(c). Form of Management Contract between the
                            Trust and the Manager with respect to the Preferred International Fund -- incorporated by reference to Post-
                            Effective Amendment No. 11 to the
                            Registrant's Registration Statement.

                      5(d). Form of Management Contract between the
                            Trust and the Manager with respect to the Preferred Small Cap Fund -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

                      5(e). Form of Management Contract between the
                            Trust and the Manager with respect to the Preferred Asset Allocation Fund -- incorporated by reference to Post-
                            Effective Amendment No. 11 to the
                            Registrant's Registration Statement.


                      5(f). Form of Management Contract between the
                            Trust and the Manager with respect to
                            the Preferred Fixed Income Fund.

                      5(g). Form of Management Contract between the
                            Trust and the Manager with respect to the Preferred Short-Term Government
                            Securities Fund -- incorporated by
                            reference to Post-Effective Amendment No.
                            11 to the Registrant's Registration
                            Statement.

                      5(h). Form of Management Contract between the
                            Trust and the Manager with respect to the Preferred Money Market Fund -- incorporated by reference to Post-
                            Effective Amendment No. 11 to the
                            Registrant's Registration Statement.

                      5(i). Form of Subadviser Agreement between the
                            Manager and Jennison Associates Capital
                            Corp. ("Jennison") -- incorporated by
                            reference to Post-Effective Amendment No.
                            11 to the Registrant's Registration
                            Statement.

                      5(j). Form of Subadviser Agreement between the
                            Manager and Oppenheimer Capital
                            ("Oppenheimer") -- incorporated by
                            reference to Post-Effective Amendment No.
                            11 to the Registrant's Registration
                            Statement.

                      5(k). Form of Subadviser Agreement between the
                            Manager and Mercator Asset Management,
                            L.P. ("Mercator") -- incorporated by
                            reference to Post-Effective Amendment No.
                            11 to the Registrant's Registration
                            Statement.

                      5(l). Form of Subadviser Agreement between the
                            Manager and Mellon Capital Management
                            Corporation ("Mellon") -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

                      5(m). Form of Subadviser Agreement between the
                            Manager and PanAgora Asset Management,
                            Inc. ("PanAgora") -- incorporated by
                            reference to Post-Effective Amendment No.
                            11 to the Registrant's Registration
                            Statement.

                      5(n). Form of Subadviser Agreement between the
                            Manager and J.P. Morgan Investment
                            Management Inc. ("Morgan") with respect
                            to the Preferred Fixed Income Fund.

                      5(o). Form of Subadviser Agreement between the Manager
                            and Morgan with respect to the Short-Term
                            Government Securities Fund.

                      5(p). Form of Subadviser Agreement between the
                            Manager and Morgan with respect to the

                            Preferred Money Market Fund --
                            incorporated by reference to Post-
                            Effective Amendment No. 11 to the
                            Registrant's Registration Statement.

                      6.    Form of Distributor's Contract between
                            the Trust and Caterpillar Securities Inc.
                            -- incorporated by reference to Post-
                            Effective Amendment No. 11 to the
                            Registrant's Registration Statement

                      7.    None.

                      8.    Form of Custodian Contract between the
                            Trust and State Street Bank and Trust
                            Company ("State Street") -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

                      9.    Form of Transfer Agency and Service
                            Agreement between the Trust and State
                            Street -- incorporated by reference
                            to Post-Effective Amendment No. 11 to
                            the Registrant's Registration
                            Statement.

                      10.   Opinion and Consent of Ropes & Gray --
                            incorporated by reference to Post-
                            Effective Amendment No. 11 to the
                            Registrant's Registration Statement.

                      11.   Consent of Price Waterhouse.

                      12.   None.

                      13.   Form of Initial Capital Agreement --
                            incorporated by reference to Post-
                            Effective Amendment No. 11 to the
                            Registrant's Registration Statement.

                      14.   None.

                      15.   None.

                      16. Calculation of Performance Information and Yield -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

                      17(a). Financial Data Schedule for the Preferred
                             Growth Fund.

                      17(b). Financial Data Schedule for the Preferred
                             Value Fund.

                      17(c). Financial Data Schedule for the Preferred
                             International Fund.

                      17(d). Financial Data Schedule for the Preferred
                             Small Cap Fund.

                      17(e). Financial Data Schedule for the Preferred
                             Asset Allocation Fund.


                      17(f). Financial Data Schedule for the Preferred
                             Fixed Income Fund.

                      17(g). Financial Data Schedule for the Preferred
                             Short-Term Government Securities Fund.

                      17(h). Financial Data Schedule for the Preferred
                             Money Market Fund.


                      18.    None.


                      19.    Powers of Attorney.


Item 25.              PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                      REGISTRANT

         The Registrant may be deemed to be controlled by Caterpillar Inc., which owns 100% of the outstanding voting securities of CIML and Caterpillar Insurance Company Ltd., each of which may be deemed to control one or more series of the Registrant, and for the benefit of the employees of which Caterpillar Investment Trust 401(k) Plan, Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance Trust A and Caterpillar Group Insurance Trust B, which may be deemed to control one or more series of the Registrant, were established. To the extent any of these entities may be deemed to control the Registrant, the various entities listed in Exhibit 21 to the most recent Annual Report on Form 10-K under the Securities Exchange Act of 1934 of Caterpillar Inc. (File No. 33-46194) may be deemed to be under common control with the Registrant.

Item 26.              NUMBER OF HOLDERS OF SECURITIES


                      (As of October 17, 1997)

              (1)                                               (2)
                                                             Number of
         NAME OF FUND                                      RECORDHOLDERS
         ------------                                      -------------
         Growth Fund                                            3670
         Value Fund                                             3511
         International Fund                                     2877
         Small Cap Fund                                          350
         Asset Allocation Fund                                  2108
         Fixed Income Fund                                      1910
         Short-Term Government
           Securities Fund                                       422
         Money Market Fund                                      1734


Item 27.    INDEMNIFICATION

     Article VIII of the Registrant's Agreement and Declaration of Trust provides as follows:

         SECTION 1. TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

         SECTION 2. COMPROMISE PAYMENT. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

         SECTION 3. INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

                                      * * *

         The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                                      * * *

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted against the Trust by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         (a) The Manager is the investment adviser to the Trust and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         The directors and officers of the Manager have been engaged during the last two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the Manager or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of the Trust. The address of the Manager, its corporate affiliates and the Trust is 100 N.E. Adams Street, Peoria, Illinois 61629.

NAME AND POSITION
WITH MANAGER

Ronald R. Rossmann
    President, Director

Robert C. Frantz
    Vice President, Director

Richard P. Konrath
    Clerk


Fred L. Kaufman
    Treasurer

         (b) Jennison is the subadviser to the Preferred Growth Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.


         Other business, profession, vocation or employment of a substantial nature in which each director or officer of Jennison is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

NAME AND POSITION                             BUSINESS AND
WITH JENNISON                                 OTHER CONNECTIONS

Blair A. Boyer                                None
    Senior Vice President,
    Director

Cecilia M. Brancato                           None
    Senior Vice President,
    Director


Erik Brown                                    None
    Vice President

Kevin B. Cantor                               Assistant Vice President of
    Vice President                            JACC Services Corp. ("JACC
                                              Services")

David Chan                                    None
    Senior Vice President


Robert B. Corman                              None
    Senior Vice President,
    Director

Michael A. Del Balso                          None
    Senior Vice President,
    Director of Internal
    Research, Director

Thomas F. Doyle                               None
    Executive Vice President,
    Director

John Feingold                                  None
    Senior Vice President,
    Director

Joseph P. Ferrugio                             Director of JACC Services
    Senior Vice President,
    Director



Annlois Freedman                               None
    Senior Vice President


Bradley L. Goldberg                            Director of JACC Services
    Executive Vice President,
    Director

Jonathan Green                                 President of Investment
    Director                                   Management of Prudential
                                               Investments


Kathleen P. Hausner                            Assistant Vice President of
    Vice President                             JACC Services


John H. Hobbs                                  President of JACC Services;
    Chief Executive Officer,                   President of Institutional
    Chairman of the Board of                   Asset Management of Prudential
    Directors                                  Investments

Caroline R. Hovey                              None
    Vice President


Mirry M. Hwang                                 None
    Assistant Secretary

James N. Kannry                                Senior Vice President,
    Senior Vice President,                     Treasurer and Director of JACC
    Treasurer, Director                        Services


Richard A. Klemmer                             None
    Vice President


Karen E. Kohler                                Senior Vice President,
    Senior Vice President,                     Secretary, Assistant Treasurer
    Secretary, Director                        and Chief Compliance Officer
                                               of JACC Services

Jonathan R. Longley                            None
    Executive Vice President,
    Director

Phillip H.B. Moss                              None
    Executive Vice President,
    Director


Mindy Newman                                   Assistant Vice President of
    Vice President                             JACC Services


Eric S. Philo                                  None
    Senior Vice President

David Poiesz                                   None
    Senior Vice President,
    Director

Michael H. Porreca                             None
    Senior Vice President,
    Director

Peter H. Reinemann                             None
    Senior Vice President,
    Director

Stephen L. Rentschler                          None
    Assistant Vice President


Charles Ringhel                                None
    Senior Vice President

Nicholas Rubinstein
    Assistant Vice President                   None

Rosemary Sammarco                              Vice President of JACC
    Senior Vice President                      Services


Spiros Segalas                                 Director of JACC Services
    President, Chief Investment
    Officer, Director


Kerry A. Shanley                               None
    Vice President

G. Todd Silva                                  None
    Senior Vice President

Leya Strauss                                   None
    Assistant Treasurer

Andrew M. Tucker                               None
    Assistant Vice President


Chris Vatis                                    None
    Vice President

Lulu C. Wang                                   None
    Executive Vice President,
    Director


Michael Wilburn                                None
    Vice President

Stephanie D. Willis                            None
    Vice President


Catherine D. Wood                              None
    Senior Vice President,
    Director

         The principal business address of JACC Services is 466 Lexington Avenue, New York, New York 10017.


         The principal business address of Prudential Investments is 751 Broad Street, Prudential Plaza, Newark, New Jersey 07102.


         (c) Oppenheimer is the subadviser to the Preferred Value Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         Other business, profession, vocation or employment of a substantial nature in which each director or officer of Oppenheimer is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

NAME AND POSITION                              BUSINESS AND
WITH OPPENHEIMER                               OTHER CONNECTIONS

Robert J. Bluestone                            None
    Managing Director

Charles H. Brunie                              None
    Chairman Emeritus





Thomas E. Duggan                               Assistant Secretary of
    Secretary, General                         Oppenheimer Financial Corp.
    Counsel

Linda S. Ferrante                              None
    Managing Director


Herbert S. Fitz Gibbon, II                     None
    Managing Director


Richard J. Glasebrook, II                      None
    Managing Director



Colin J. Glinsman                              None
  Senior Vice President

Jonathan K. Greenberg                          None
    Senior Vice President


Matthew Greenwald                              None
    Senior Vice President

Alan Gutman                                    None
    Senior Vice President

Joseph M. LaMotta                              None
    Chairman Emeritus

Frank A. Lecates, Jr.                          Managing Director,
    Managing Director, Director                Institutional Equity Division,
    of Research                                Donaldson, Lufkin & Jenrette
                                               prior to September 1995


John G. Lindenthal                             None
    Managing Director

George A. Long                                 None
    Chairman, Chief Investment
    Officer


William P. McDaniel                            None
    Managing Director

Kenneth H. Mortenson                           None
    Managing Director

Julius A. Nicolai                              None
    Managing Director

John Rowley                                    None
    Vice President

Philip T. Rodilosso                            None
    Managing Director


Eileen P. Rominger                             None
    Managing Director

Joseph M. Rusbarsky                            Vice President, Capital
  Managing Director                            Guardian prior to October 1996

David G. Santry                                None
  Senior Vice President


Thomas Scerbo                                  Senior Vice President, Lazard
  Senior Vice President                        Freres prior to August 1996

Sheldon M. Siegel                              None
    Chief Financial Officer,
    Treasurer

Jeffrey Tarnoff                                None
    Senior Vice President


George H. Tilghman, Jr.                        None
  Senior Vice President


Eugene B. Vesell                               None
    Managing Director

Jeffrey Whittington                            None
  Senior Vice President


         The principal business address of Oppenheimer Financial Corp. is Oppenheimer Tower, One World Financial Center, New York, New York 10281.


         (d) Mercator is the subadviser to the Preferred International Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         Other business, profession, vocation or employment of a substantial nature in which each director or officer of Mercator is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

NAME AND POSITION                              BUSINESS AND
WITH MERCATOR                                  OTHER CONNECTIONS

John G. Thompson                               None
    President, JZT Corp.,
    General Partner





Peter F. Spano                                 None
    President, PXS Corp.,
    General Partner

Michael A. Williams                            None
    President, MXW Corp.,
    General Partner

         (e) Mellon is a subadviser to the Preferred Asset Allocation Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         Other business, profession, vocation or employment of a substantial nature in which each director or officer of Mellon is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

NAME AND POSITION                              BUSINESS AND
WITH MELLON                                    OTHER CONNECTIONS


Bernedette L. Bolger                           None
    Senior Vice President, Chief
    Counsel

Christine M. Carr                              Officer of Mellon Bank, N.A.
  Vice President, Director
    of Compliance and Risk
    Management

Christopher M. Condron                         President and CEO of The Dreyfus
    Director                                   Corporation; Director of Certus
                                               Asset Advisors Corporation;
                                               Trustee of Laurel Capital
                                               Advisors; Vice Chairman of Mellon
                                               Bank Corporation; Vice Chairman
                                               of Mellon Bank, N.A.; Trustee of
                                               Mellon Bond Associates; Director
                                               of Mellon Capital Management
                                               Corporation; Trustee of Mellon
                                               Equity Associates; Director of
                                               Franklin Portfolio Holdings,
                                               Inc.; Director and President of
                                               Boston Safe Advisors, Inc.;
                                               Director and Vice Chairman of The
                                               Boston Company, Inc.; Director
                                               and President of The Boston
                                               Company Financial Strategies,
                                               Inc.,; President, Chairman,
                                               Director, and prior to April 1997
                                               Chief Executive Officer of The
                                               Boston Company Asset Management,
                                               Inc.; Partner Representative of
                                               Pareto Partners prior to May
                                               1997; Trustee of Franklin
                                               Portfolio Associates Trust prior
                                               to January 1997; Director of
                                               Access Capital Strategies Corp.
                                               prior to January 1997; President
                                               and

                                               Director of The Boston Company
                                               Financial Strategies Group, Inc.
                                               prior to January 1997; Director
                                               of Mellon Preferred Capital
                                               Corporation prior to November
                                               1996; President and Director of
                                               Reco, Inc. prior to November
                                               1996; Director and prior to June
                                               1996 President of Boston Safe
                                               Deposit and Trust Company;
                                               President and Director of The
                                               Boston Company Financial
                                               Services, Inc. prior to August
                                               1996; Chief Executive Officer and
                                               Director of The Boston Company of
                                               Southern California prior to
                                               April 1996; President and
                                               Director of MY, Inc. prior to
                                               March 1996; Chairman, Chief
                                               Executive Officer and Director of
                                               Boston Safe Deposit and Trust
                                               Company of California prior to
                                               February 1996; Director prior to
                                               February 1996 and Chairman prior
                                               to February 1995 of Boston Safe
                                               Deposit and Trust Company of New
                                               York; President and Director of
                                               The Boston Finance Company prior
                                               to October 1995

Barbara W. Daugherty                           Officer of Mellon Bank, N.A.
    Senior Vice President,
    Director of Client Services
    and Marketing Communications

Douglas F. Dooley                              Officer of Mellon Bank, N.A.
    Senior Vice President,
    Director of Systems

Susan M. Ellison                               Officer of Mellon Bank, N.A.
    Senior Vice President,
    Director of Equity Portfolio
    Management

Richard J. Forster                             Officer of Mellon Bank, N.A.
  Senior Vice President,
  Senior Client Service
    Officer

William L. Fouse                               Officer of Mellon Bank, N.A.
    Chairman, Chief Officer,
    Executive Committee Member,
    Director

Joan A. Greene                                 Treasurer of Mellon Bond
    Treasurer                                  Associates; Treasurer of
                                               Mellon Capital Management
                                               Corporation; Treasurer of Mellon
                                               Equity Associates; Assistant
                                               Treasurer of Mellon Securities
                                               Trust Company


Thomas B. Hazuka                               Officer of Mellon Bank, N.A.
    Executive Vice President and
    Chief Investment Officer

Alexander C. Huberts                           Officer of Mellon Bank, N.A.
    Senior Vice President and
    Director of Investment
    Research

Charles J. Jacklin                             Officer of Mellon Bank, N.A.
    Senior Vice President and
    Director of Asset Allocation
    Strategies


David C. Kwan                                  Officer of Mellon Bank, N.A.
    Senior Vice President,
    Director of Fixed Income
    Management and Trading

Thomas F. Loeb                                 Officer of Mellon Bank, N.A.
    Chairman, Chief Executive
    Officer, Executive Committee
    Member, Director

Brenda J. Oakley                               Officer of Mellon Bank, N.A.
    Executive Vice President,
    Chief Administrative Officer


Philip R. Roberts                              Director of MGIC-UK Ltd.;
  Director                                     Director of Mellon Asia Limited;
                                               Executive Vice President of
                                               Mellon Bank, N.A.; Director,
                                               Chairman, President and Chief
                                               Executive Officer of
                                               Mellon-France Corporation;
                                               Partner Representative of
                                               CCF-Mellon Partners; Partner
                                               Representative of Pareto
                                               Partners; Executive Vice
                                               President of The Boston Company,
                                               Inc.; Executive Vice President of
                                               Boston Safe Deposit and Trust
                                               Company; Director, Chairman,
                                               President and Chief Executive
                                               Officer of Mellon Global
                                               Investing Corp. prior to May
                                               1997; Trustee of Laurel Capital
                                               Advisors prior to March 1997;
                                               Director of Certus Asset Advisors
                                               Corporation prior to February
                                               1997; Trustee and Chairman of
                                               Mellon Bond Associates prior to
                                               February 1997; Director of Mellon
                                               Capital Management Corporation
                                               prior to February 1997; Trustee
                                               and Chairman of Mellon Equity
                                               Associates prior to February
                                               1997; Trustee of Franklin
                                               Portfolio Associates Trust prior
                                               to February 1997; Director of
                                               Access Capital Strategies Corp.
                                               prior to January 1997; Director
                                               of The Boston Company Asset
                                               Management, Inc. prior to January
                                               1996

Mary C. Shouse                                 Officer of Mellon Bank, N.A.
    Executive Vice President


W. Keith Smith                                 Director, Chairman and Chief
    Director                                   Executive Officer of Boston Group
                                               Holdings, Inc.; Trustee of Laurel
                                               Capital Advisors; Director of
                                               MGIC-UK Ltd.; Director of Mellon
                                               Accounting Services, Inc.;
                                               Director and Vice Chairman of
                                               Mellon Bank Corporation; Director
                                               and Vice Chairman of Mellon Bank,
                                               N.A.; Trustee of Mellon Bond
                                               Associates; Director of Mellon
                                               Capital Management Corporation;
                                               Trustee of Mellon Equity
                                               Associates; Director and Chairman
                                               of Mellon Financial Company;
                                               Director and Chairman of Mellon
                                               Financial Services Corporation
                                               #17; Director of Mellon Global
                                               Investing Corp.; Chairman and
                                               Director of The Dreyfus
                                               Corporation; Vice Chairman of The
                                               Dreyfus Corporation prior to
                                               August 1996; Director of The
                                               Boston Company Asset Management,
                                               Inc.; President and Director of
                                               Mellon Preferred Capital
                                               Corporation; Director of Franklin
                                               Portfolio Holdings, Inc.;
                                               Director of Boston Safe Advisors,
                                               Inc.; Chairman of the Board,
                                               Director and Chief Executive
                                               Officer of The Boston Company,
                                               Inc.; President and Director of
                                               The Bridgewater Land Co., Inc.;
                                               President and Director of
                                               Wellington-Medford II Properties,
                                               Inc.; Chairman of the Board,
                                               Director and Chief Executive
                                               Officer of Boston

                                               Safe Deposit and Trust Company;
                                               President and Director of TBC
                                               Securities Co., Inc.; Trustee of
                                               Franklin Portfolio Associates
                                               Trust prior to January 1997;
                                               Director of Access Capital
                                               Strategies Corp. prior to January
                                               1997; Partner Representative of
                                               Pareto Partners prior to June
                                               1996; President of The Boston
                                               Company Overseas Banking Corp.
                                               prior to December 1995; Director
                                               of The Boston Company Advisors,
                                               Inc. prior to November 1995;
                                               President and Director of First
                                               Boylston Corporation prior to
                                               October 1995


Roger A. Wharton                               Senior Vice President of
  Senior Vice President                        Mellon Bank, N.A.



Michele Boxberger                              Assistant Secretary of AP
    Secretary                                  Colorado, Inc.; Assistant
                                               Secretary of AP Colorado, Inc.
                                               #2; Assistant Secretary of AP
                                               Colorado, Inc. #3; Assistant
                                               Secretary of AP Rural Land, Inc.;
                                               Assistant Secretary of AP
                                               Properties Minnesota, Inc.;
                                               Assistant Secretary of AP Wheels,
                                               Inc.; Assistant Secretary of APD
                                               Chimney Lakes, Inc.; Assistant
                                               Secretary of APD Cross Creek,
                                               Inc.; Assistant Secretary of APD
                                               Crossings, Inc.; Assistant
                                               Secretary of APD Cypress Springs,
                                               Inc.; Assistant Secretary of APT
                                               Holdings Corporation; Assistant
                                               Secretary of APU Chimney Lakes,
                                               Inc.; Assistant

                                               Secretary of APU Cross Creek,
                                               Inc.; Assistant Secretary of APU
                                               Cypress Springs, Inc.; Assistant
                                               Secretary of Allomon Corporation;
                                               Assistant Secretary of Baltimore
                                               Realty Corporation; Assistant
                                               Secretary of Beaver Valley
                                               Leasing Corporation; Secretary of
                                               Boston Group Holdings, Inc.;
                                               Assistant Secretary of Cacalaba,
                                               Inc.; Assistant Secretary of
                                               Central Valley Management Co.,
                                               Inc.; Secretary of Certus Asset
                                               Advisors Corporation; Secretary
                                               of Dreyfus Financial Services
                                               Corporation; Secretary of Dreyfus
                                               Investment Services Corporation;
                                               Assistant Secretary of FSFC,
                                               Inc.; Assistant Secretary of
                                               Festival, Inc.; Assistant
                                               Secretary of Holiday Properties,
                                               Inc.; Assistant Secretary of
                                               Katrena Corporation; Assistant
                                               Secretary of Laplace Land
                                               Company, Inc.; Secretary of
                                               Laurel Capital Advisors;
                                               Assistant Secretary of Lucien
                                               Land Company, Inc.; Assistant
                                               Secretary of MFS Leasing Corp.;
                                               Secretary of Mellon Accounting
                                               Services, Inc.; Secretary of
                                               Mellon Bond Associates; Secretary
                                               of Mellon Capital Management
                                               Corporation; Secretary of Mellon
                                               Equity Associates; Secretary of
                                               Mellon Financial Company;
                                               Secretary of Mellon Financial
                                               Corporation(MD); Assistant
                                               Secretary of Mellon

                                               Financial Services Corporation
                                               #4; Assistant Secretary of Mellon
                                               Financial Services Corporation
                                               #13; Secretary of Mellon
                                               Financial Services Corporation
                                               #17; Assistant Secretary of
                                               Mellon Global Investing Corp.;
                                               Assistant Secretary of Mellon
                                               International Investment
                                               Corporation; Assistant Secretary
                                               of Mellon International Leasing
                                               Company; Assistant Secretary of
                                               Mellon Leasing Corporation;
                                               Assistant Secretary of Mellon
                                               Mortgage Company; Assistant
                                               Secretary of Mellon Overseas
                                               Investment Corporation; Assistant
                                               Secretary of Mellon Securities
                                               Limited; Assistant Secretary of
                                               Mellon Ventures, Inc.; Assistant
                                               Secretary of Mellon-France
                                               Corporation; Assistant Secretary
                                               of Melnamor Corporation;
                                               Assistant Secretary of Meritor
                                               Mortgage Corporation - East;
                                               Assistant Secretary of Pontus,
                                               Inc.; Assistant Secretary of
                                               Promenade, Inc.; Assistant
                                               Secretary of RECR, Inc.;
                                               Assistant Secretary of SKAP#7,
                                               Inc.; Assistant Secretary of
                                               Texas AP, Inc.; Assistant
                                               Secretary of Trilem, Inc.;
                                               Assistant Secretary of Vacation
                                               Properties, Inc.


         The principal business address of Mellon Bank, N.A. is One Mellon Bank Center, Suite 4700, Pittsburgh, Pennsylvania 15258.


         The principal business address of Mellon Capital Management Corporation is 595 Market Street, Suite 3000, San Francisco, California 94105.

         The principal business address of Mellon Equity Associates is One Mellon Bank Center, Suite 3715, Pittsburgh, Pennsylvania 15258.

         The principal business address of The Dreyfus Corporation is 200 Park Avenue, New York, New York 10166.


         The principal business address of Certus Asset Advisors Corporation is One Bush Street, Suite 450, San Francisco, California 94104.


         The principal business address of Boston Safe Advisors, Inc. is One Boston Place, Boston, Massachusetts 02108-4402.

         The principal business address of Mellon Bond Associates is One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258.



         The principal business address of The Boston Company Asset Management, Inc. is One Boston Place, Boston, Massachusetts 02106.

         The principal business address of Mellon Bank Corporation is One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.


         The principal business address of The Boston Company, Inc. is One Boston Place, Boston, Massachusetts 02106.

         The principal business address of Laurel Capital Advisors is One Mellon Bank Center, Suite 3935, Pittsburgh, Pennsylvania 15258.

         The principal business address of Franklin Portfolio Holdings, Inc. is Two International Place, 22d Floor, Boston, Massachusetts 02110.



         The principal business address of The Boston Company Financial Strategies Group, Inc. is One Boston Place, Boston, Massachusetts 02108-4402.

         The principal business address of Mellon Asia Limited is Plaza Business Center, 35/F Harbor Road, Central Plaza, Hong Kong.

         The principal business address of CCF-Mellon Partners is One Mellon Bank Center, Suite 4150, Pittsburgh, Pennsylvania 15258.

         The principal business address of Mellon-France Corporation is One Mellon Bank Center, Suite 4000, Pittsburgh, Pennsylvania 15258.

         The principal business address of Mellon Global Investing Corp. is One Mellon Bank Center, Suite 1935, Pittsburgh, Pennsylvania 15258.

         The principal business address of Pareto Partners is One Mellon Bank Center, Suite 4040, Pittsburgh, Pennsylvania 15258.

         The principal business address of Wellington-Medford II Properties, Inc. is One Boston Place, Boston, Massachusetts 02106.



         The principal business address of TBC Securities Co., Inc. is One Boston Place, Boston, Massachusetts 02106.

         The principal business address of Boston Safe Deposit and Trust Company is One Boston Place, Boston, Massachusetts 02106.

         The principal business address of Boston Group Holdings, Inc. is One Mellon Bank Center, Suite 1820, Pittsburgh,
Pennsylvania 15258.



         The principal business address of Mellon Financial Services Corporation #17 is One Executive Drive, Fort Lee, New Jersey 07024.

         The principal business address of Mellon Accounting Services, Inc. is Three Mellon Bank Center, Suite 3102, Pittsburgh, Pennsylvania 15259.

         The principal business address of MGIC-UK Ltd. is 6 Devonshire Square, London EC2M 4LR, England.

         The principal business address of Mellon Financial Company is One Mellon Bank Center, Suite 747, Pittsburgh, Pennsylvania 15258.

         The principal business address of APT Holdings Corporation is Pike Creek Operations Center, 4500 New Linden Hill Road, Wilmington, Delaware 19808.

         The principal business address of Allomon Corporation is Suite 329, Two Mellon Bank Center, Pittsburgh, Pennsylvania 15259.

         The principal business address of Beaver Valley Leasing Corporation is Suite 4444, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

         The principal business address of Katrena Corporation is 4500 New Linden Hill road, Suite 210, Wilmington, Delaware 19808.

         The principal business address of MFS Leasing Corp. is Suite 4444, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

         The principal business address of Mellon Financial Services Corporation 4 and 13 is Suite 4444, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258-0001.

         The principal business address of Mellon Leasing Corporation is Suite 4444, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258-0001




         The principal business address of Mellon International Leasing Company is 4500 New Linden Hill Road, Suite 210, Wilmington, Delaware 19808.

         The principal business address of Mellon Overseas Investment Corporation is 10th and Market Street, Second Floor, Wilmington, Delaware 19801.

         The principal business address of Mellon Securities Limited is Suite 400, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258-0001.

         The principal business address of Mellon Securities Trust Company is 120 Broadway, New York, New York 10271.


         The principal business address of Mellon Ventures, Inc. is Suite 3200, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.


         The principal business address of Pontus, Inc. is Suite 4444, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258-0001.

         The principal business address of RECR, Inc. is Mellon Bank Center, 8th Floor, Legal Affairs, 1735 Market Street, Philadelphia, Pennsylvania 19103.

         The principal business address of Bridgewater Land Company, Inc. is One Boston Place, Boston, Massachusetts 02108-4402.


         The principal business address of Mellon Preferred Capital Corporation is One Boston Place, Boston, Massachusetts 02108-4402.


         The principal business address of AP Colorado, Inc., AP Colorado,
Inc. #2, AP Colorado, Inc. #3, AP Rural Land, Inc., AP Properties Minnesota, Inc., AP Wheels, Inc., ADP Chimney Lakes, Inc., ADP Cross Creek, Inc., ADP Crossings, Inc., ADP Cypress Springs, Inc., APU Chimney Lakes, Inc., APU Cross Creek, Inc., APU Cypress Springs, Inc., Cacalaba, Inc., FSFC. Inc., Festival, Inc., Holiday Properties Inc., Laplace Land Company, Inc., Lucien Land Company, Inc., Melnamor Corporation, Promenade, Inc., SKAP #7, Inc., Texas AP, Inc., Trilem, Inc. and Vacation Properties Inc. is Suite 4850, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.


         The principal business address of Baltimore Realty Corporation is Suite 325, One Mellon Bank Center, Pittsburgh, Pennsylvania 15228.


         The principal business address of Central Valley Management Co., Inc., and Mellon Mortgage Company is 3100 Travis St., Houston, Texas 77006.


         The principal business address of Dreyfus Financial Services Corporation is 200 Park Avenue, 8th Floor West, New York, New York 10166.


         The principal business address of Dreyfus Investment Services Corporation is Suite 0179, Two Mellon Bank Center, Pittsburgh, Pennsylvania 15257.


         The principal business address of Mellon Financial Corporation (MD) is 1901 Research Boulevard, Montgomery County, Rockville, Maryland 20580.


         The principal business address of Meritor Mortgage Corporation - East is Mellon Bank Center, 8th, Floor, Legal Affairs, 1735 Market Street, Philadelphia Pennsylvania 19103.


         The principal business address of Mellon International Investment Corporation is Caladonian Bank & Trust, Ltd., Caladonian House, P.O. Box 1043, Cayman Islands BWI.


         (f) PanAgora is a subadviser to the Preferred Asset Allocation Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         Other business, profession, vocation or employment of a substantial nature in which each director or officer of PanAgora is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

NAME AND POSITION                              BUSINESS AND
WITH PANAGORA                                  OTHER CONNECTIONS

Bruce E. Clarke                                Chief Executive Officer and
    President, Chief Executive                 Director of PanAgora Asset
    Officer, Director                          Management Limited; Vice
                                               President of Boston Safe
                                               Deposit and Trust Co. prior to
                                               July 1995

Haruaki Deguchi                                General Manager of Nippon Life
  Director                                     Insurance Company; Director,
                                               PanAgora Asset Management Limited

Richard S. Fuld, Jr.                           Chairman and Chief Executive
    Director                                   Officer of Lehman Brothers
                                               Holdings, Inc.; Director,
                                               PanAgora Asset Management Limited

Bruce R. Lakefield                             Chairman, Chief Executive
    Director, Chairman                         Officer -- Europe of Lehman
                                               Brothers International; Director
                                               of PanAgora Asset Management
                                               Limited


Toru Morishige                                 Director of PanAgora Asset
  Managing Director, Director,                 Management Limited
  Vice Chairman


Edgar E. Peters                                Vice President of Boston Safe
    Director of Asset                          Deposit and Trust Co. prior to
    Allocation, Director                       July, 1995


Randolph S. Petralia                           First Vice President of Lehman
   Director                                    Brothers, Inc., Equity
                                               Division; Director of PanAgora
                                               Asset Management Limited


Paul R. Samuelson                              None
    Director of Equity and Fixed
    Income Investments, Director


Hideichiro Kobayashi                           Director and General Manager
    Director                                   for the Americas of Nippon
                                               Life Insurance Company


Masahiro Yamada                                Managing Director of Nippon
  Director                                     Life Insurance Company;
                                               Director, PanAgora Asset
                                               Management Limited


Michael H. Turpin                              None
    Treasurer, Director of
    Administration, Controller

         The principal business address of Lehman Brothers Holdings, Inc. is American Express Tower, World Financial Center, New York,
New York 10285.

         The principal business address of Lehman Brothers, Inc. is 3 World Financial Center, New York, New York 10285-1000.

         The principal business address of PanAgora Asset Management Limited is 3 Finsbury Avenue, London, England EC2M 2PA.

         The principal business address of Nippon Life Insurance Company and NLI International, Inc. Life Insurance Company is 5-12, Imbashi, 3-Chome, Chuo-Ku, Osaka, Japan.

         The principal business address of Lehman Brothers International is One Broadgate, London EC2M 7HA, England.

         (g) Morgan is the subadviser to the Preferred Fixed Income Fund and the Preferred Money Market Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         Other business, profession, vocation or employment of a substantial nature in which each director or officer of Morgan is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

NAME AND POSITION                              BUSINESS AND
WITH MORGAN                                    OTHER CONNECTIONS

Kenneth W. Anderson                            Managing Director, Morgan
  Managing Director,                           Guaranty Trust Company of New
  Director                                     York

George E. Austin                               Managing Director, Morgan
  Managing Director                            Guaranty Trust Company of New
                                               York

Robert A. Anselmi                              Managing Director, Assistant
  Managing Director,                           Secretary, Morgan Guaranty
  Director, General Counsel,                   Trust Company of New York
  Secretary

Jean Louis Pierre Brunel                       Managing Director, Morgan
  Director                                     Guaranty Trust Company of New
                                               York

William L. Cobb, Jr.                           Managing Director, Morgan
  Vice Chairman, Managing                      Guaranty Trust Company of New
  Director, Director                           York

Louis George Gardella                          Managing Director, Morgan
  Managing Director                            Guaranty Trust Company of New
                                               York

Michael R. Granito                             Managing Director, Morgan
  Managing Director,                           Guaranty Trust Company of New
  Director                                     York

Keith M. Schappert                             Managing Director, Morgan
  President, Managing                          Guaranty Trust Company of New
  Director, Director                           York

John R. Thomas                                 President, Managing Director,
  Director                                     Director, J.P. Morgan Trust
                                               Bank Ltd.

Thomas M. Luddy                                Managing Director, Morgan
  Managing Director,                           Guaranty Trust Company of New
  Director                                     York

C. Nicholas Potter                             Managing Director, Morgan
  Chairman of the Board,                       Guaranty Trust Company of New
  Retired Director                             York

Milan S. Soltis                                Managing Director, Morgan
  Managing Director,                           Guaranty Trust Company of New
  Chief Administrative                         York
  and Financial Officer,
  Director

Michael E. Patterson                           Vice Chairman and Director,
   Director                                    J.P. Morgan & Co. Incorporated
                                               and Morgan Guaranty Trust
                                               Company of New York

         The principal business address of Morgan Guaranty Trust Company of New York and of J.P. Morgan & Co. Incorporated is 60 Wall Street, New York,
New York 10260-0060.


         The principal business address of J.P. Morgan Trust Bank Ltd. is Akasaka Park Building, 2-20 Akasaka, 5-Chrome Minato-ku, Tokyo, Japan 107.

Item 29.          PRINCIPAL UNDERWRITER

         (a) Caterpillar Securities Inc., the Registrant's Principal Underwriter, does not serve as underwriter for any other investment companies.

         (b) Information with respect to directors and officers of the Principal Underwriter is as follows:


                                    Positions and Offices       Positions and
Names and Principal                 with Principal              Offices with
Business Addresses                  Underwriter                 Registrant
------------------                  -----------                 ----------

Ronald R. Rossmann                  President, Director         President
Caterpillar
Securities, Inc.
411 Hamilton Boulevard
Suite 1200
Peoria, IL  61602


Frederick L. Kaufman                Treasurer, Director         Vice President,
Caterpillar                                                     Treasurer
Securities, Inc.
411 Hamilton Boulevard
Suite 1200
Peoria, IL  61602

Carol K. Burns                      Director                    Vice President,
Caterpillar                                                     Assistant Clerk
Securities, Inc.
411 Hamilton Boulevard
Suite 1200
Peoria, IL  61602

         (c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 30.          LOCATION OF ACCOUNTS AND RECORDS

         Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's Clerk, Richard P. Konrath; Registrant's investment adviser, CIML; Registrant's Custodian, State Street; Registrant's Transfer Agent and Shareholder Servicing Agent, State Street; and each of the Registrant's subadvisers. The address of the Clerk is 100 N.E. Adams Street, Peoria, Illinois 61629; the address of CIML is 411 Hamilton Boulevard, Suite 1200, Peoria, IL 61602; the address of the Custodian, Transfer Agent and Shareholder Servicing Agent is P.O. Box 1713, Boston, Massachusetts 02110; and the addresses of the Registrant's subadvisers are as follows: Oppenheimer, Oppenheimer Tower, One World Financial Center, New York, New York 10281; Jennison, 466 Lexington Avenue, New York, New York 10017; Mellon, 595 Market Street, Suite 3000, San Francisco, California 94105; PanAgora, 260 Franklin Street, Boston, Massachusetts 02110; Mercator, 2400 East Commercial Boulevard, Suite 810, Fort Lauderdale, Florida 33308; and Morgan, 522 Fifth Avenue, New York, New York 10036.

Item 31.          MANAGEMENT SERVICES

         None.

Item 32.          UNDERTAKINGS

         (a) The undersigned Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting on the removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding voting securities and in confirmation with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

         (b) The undersigned Registrant hereby undertakes to provide to each person to whom a Prospectus is delivered a copy of its Annual Report without charge upon request.

                                     NOTICE

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of each of the respective constituent series of the Trust.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Peoria and the State of Illinois on the 23rd day of October, 1997.

                       THE PREFERRED GROUP OF MUTUAL FUNDS

                            BY:* RONALD R. ROSSMANN*
                                Title: President

  Pursuant to the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                              TITLE                                     DATE

RONALD R. ROSSMANN*                                    President                                 October 23, 1997
Ronald R. Rossmann                                     (Principal Executive Officer)

GARY M. ANNA*                                          Trustee                                   October 23, 1997
Gary M. Anna

WILLIAM F. BAHL*                                       Trustee                                   October 23, 1997
William F. Bahl

JAMES F. MASTERSON*                                    Trustee                                   October 23, 1997
James F. Masterson

F. LYNN MCPHEETERS*                                    Trustee                                   October 23, 1997
F. Lynn McPheeters

DIXIE L. MILLS*                                        Trustee                                   October 23, 1997
Dixie L. Mills

FRED L. KAUFMAN*                                       Treasurer and Vice                        October 23, 1997
Fred L. Kaufman                                        President (Principal
                                                       Financial and Principal
                                                       Accounting Officer)

                                                  *BY: Fred L. Kaufman
                                                       Fred L. Kaufman
                                                       Attorney-in-Fact Pursuant to
                                                       Powers of Attorney Filed
                                                       Herewith and for Himself
